[Various outdoor scenes of a mountain, golf course, waterfall and lake.]

          SunAmerica
          THE RETIREMENT SPECIALIST
          Strategic Investment Series
                    2002 ANNUAL REPORT

[LOGO]   AIG  SunAmerica
              Mutual Funds

October 31, 2002                                                   ANNUAL REPORT

   SUNAMERICA
   STRATEGIC INVESTMENT SERIES, INC.

     SUNAMERICA BIOTECH/HEALTH FUND (SBHAX)
     TAX MANAGED EQUITY FUND (TXMAX)
     SUNAMERICA STOCK INDEX FUND (NBSKX)
     SUNAMERICA SCIENCE & TECHNOLOGY FUND (NSTAX)
     SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND (NKLAX)
     SUNAMERICA MODERATE GROWTH LIFESTAGE FUND (NLMAX)
     SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND (NCLAX)

      TABLE OF CONTENTS

---------------------------------------------

       PRESIDENT'S LETTER.............    1

       PORTFOLIO ACTIVITY AND MANAGER
              OUTLOOK.................    2

       STATEMENT OF ASSETS AND
              LIABILITIES.............   12

       STATEMENT OF OPERATIONS........   14

       STATEMENTS OF CHANGES IN NET
              ASSETS..................   15

       FINANCIAL HIGHLIGHTS...........   18

       PORTFOLIO OF INVESTMENTS.......   25

       NOTES TO FINANCIAL
              STATEMENTS..............   41

       REPORT OF INDEPENDENT
              ACCOUNTANTS.............   61

       DIRECTOR INFORMATION...........   62

       SHAREHOLDER TAX INFORMATION....   64

       COMPARISON: PORTFOLIO vs.
              INDEX...................   65

October 31, 2002                                                   ANNUAL REPORT

Dear Shareholders:

    We are pleased to present this annual report for the SunAmerica Strategic Investment Series, Inc. Below is a summary of how the funds performed during this annual period.(1)

- The Biotech/Health Fund outperformed its benchmark for the twelve months ended October 31, 2002, offering shareholders aggressive participation in the high growth potential of the biotech/health sector.

- The Tax Managed Equity Fund minimized its tax liabilities and distributed no capital gains at the end of 2001.

- The Stock Index Fund closely tracked the S&P 500 Index returns during the annual period.

- The Science & Technology Fund outperformed its Lipper and Morningstar category averages, offering shareholders aggressive participation in the long-term growth potential of companies in the science and technology industries.(2)

- The LifeStage Funds encouraged investors to maintain their long-term strategic asset allocation through a mix of stock and bond mutual funds.

    The expansion of the SunAmerica Strategic Investment Series, Inc. in November 2001, through the integration of American General's North American Funds into AIG SunAmerica Mutual Funds, has enhanced the investment opportunities available to our shareholders over the past fiscal year. It has also increased the breadth of seasoned investment professionals and depth of research capabilities from which the mutual funds of the SunAmerica Strategic Investment Series, Inc. may benefit.

    On the following pages, you will find a discussion of the Funds' investment performance over the twelve months ended October 31, 2002. The conversations highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the annual period.

    Our continuing goal is to provide you with high-quality investment management services across a range of broad-based and specialized mutual funds. As always, we thank you for investing in our family of funds. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President
AIG SunAmerica Asset Management

(1)Past performance is no guarantee of future results.
(2)PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

SUNAMERICA BIOTECH/HEALTH FUND

BRIAN CLIFFORD AND TEAM, Portfolio Managers
SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE THE FUND OVER THE PAST TWELVE MONTHS?

    During the twelve months ended October 31, 2002, equity prices across the broad market declined, with growth sectors particularly hard hit. The high multiple, high volatility nature of biotechnology stocks kept the sector under pressure, as investors sought safer havens. Still, the sector's fundamentals continued to improve. Aggregate earnings growth for the top-tier companies in the biotechnology group exceeded 20%, demonstrating their relative insensitivity to macroeconomic trends. New products continued to come to market, and valuations were at reasonable levels. During the final months of the fiscal year, biotech/health stocks performed well relative to other sectors of the market, as investors responded favorably to fairly robust earnings and the confirmation of a new Food and Drug Administration (FDA) commissioner in October.

    We managed the Fund during this period with an eye toward managing volatility. We sought to manage risk and reduce the Fund's volatility by underweighting more speculative, development-stage issues and focusing on larger-cap, later-stage, product-based companies that can show profitability as well as strong new product pipelines. At the same time, we remained committed to our investment strategy, which focuses on identifying new and emerging trends with above-average growth prospects in the broad-based biotechnology/healthcare sector. Using a research-intensive, bottom-up approach to individual stock selection, we concentrated on investing in the leading companies benefiting from these trends. We continued to look for companies exhibiting high growth potential, leading-edge technologies, large addressable markets, high degrees of intellectual property, highly proprietary products, protected patent portfolios, histories of operating success, viable business models and effective management teams.

    For the twelve months ended October 31, 2002, the Fund's Class A shares returned -30.92% (the Fund return does not reflect the impact of sales charges), outperforming the AMEX Biotech Index annual return of -37.00%. The Fund's performance is primarily attributable to our effective individual stock selection.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    The Fund remained underweighted in the biotechnology platform companies and genomics firms such as Human Genome Sciences and Millennium Pharmaceuticals. We stayed focused on product leaders, such as IDEC Pharmaceuticals and Genentech. IDEC Pharmaceuticals, a biopharmaceutical company, researches, develops, and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. The company's current major product is known as Rituxan, a cancer drug that it developed together with Genentech, a company that discovers, develops, manufactures and markets human pharmaceuticals. Genentech also manufactures another cancer drug known as Herceptin as well as several growth hormone and other anti-cancer agents.

    The Fund was also overweighted in specialty pharmaceutical companies, such as Forest Laboratories, and research supply companies, such as Charles River Laboratories International. Both of these companies were top performers for the Fund during the annual period. Another winner for the Fund was Alcon, a medical supply company specializing in eye care. There were, of course, disappointments. Celgene, a developmental stage anti-cancer company, and Tanox, a therapeutics company, were among the poorest performers for the Fund during the fiscal year.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

    We expect the biotechnology sector to enjoy seasonal strength and to outperform in the fourth calendar quarter as we receive positive news flow from clinical trials, key drug approvals, and fall conferences. We expect continued innovation in new products to drive profitability in the sector. Anticipated structural changes to the FDA will likely improve the time to market for biotechnology products. Perhaps most importantly, we remain confident about the improving fundamentals in the biotechnology/healthcare sector, most notably in continued earnings growth, which we believe will drive stock performance into the new year.

    At the same time, we expect volatility to remain high, a condition inherent in biotechnology/healthcare investing. In our view, however, volatile stock prices provide long-term opportunity, and we see plenty of opportunity for capital appreciation in selective names. We anticipate increasing the Fund's exposure to emerging biotechnology companies that are on the brink of bringing new products to the market. For example, Neurocrine Biosciences is expected to receive FDA approval soon on a new insomnia drug. Based on our improved outlook for the sector in general, we anticipate decreasing the Fund's exposure to certain defensive stocks. We intend to maintain our focus on innovative companies with existing products on the market that are demonstrating exceptional profit and revenue growth. We continue to believe that the biotechnology sector is poised to be one of the next great growth prospects of the equity market and thus can be a key growth component to a diversified portfolio.

                                      AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                                                       RETURN
                                                                                                       SINCE
                                                                                                     INCEPTION
                                    1 YR             3 YR             5 YR            10 YR          (6/14/00)
                               --------------   --------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE......................          -30.92%       N/A              N/A              N/A                 -17.32%
A SHARES WITH MAXIMUM
  SALES CHARGE...............          -34.87%       N/A              N/A              N/A                 -19.35%

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
                 RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN THE ORIGINAL COST.

                 THE PERFORMANCE OF THE OTHER CLASSES WILL VARY
                 BASED UPON THE DIFFERENCE IN SALES CHARGES AND
                 FEES ASSESSED TO SHAREHOLDERS OF THAT CLASS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 as of October 18, 1991. Investors cannot actually make investments in this index. Both biotechnology and healthcare companies may be significantly affected by government regulations and government approvals of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare.

Because the fund is non-diversified, the Portfolio's risk is increased because the effect of each stock on the Fund's performance is greater.

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TAX MANAGED EQUITY FUND

TERRY BANET AND TEAM, Portfolio Managers
JPMORGAN FLEMING ASSET MANAGEMENT

HOW DID YOU MANAGE THE FUND OVER THE PAST TWELVE MONTHS?

    We consistently seek high total return in the Tax Managed Equity Fund, with a view toward minimizing the impact of taxes on investors' returns. We use a proprietary tax-sensitive optimization model that provides input for portfolios and favors holdings in companies with sustainable competitive advantage and potential for long-term returns, returns from capital gains versus dividends, controlled capital gains realization and tax-lot accounting. Our cutting-edge tax management policies successfully kept tax liability to a minimum, with no capital gains distributions to date since the inception of the Fund over three years ago. It must also be noted that as the equity market declined during the annual period, many stocks were held at losses and thus being tax-sensitive was less of an issue.

    We conduct extensive fundamental research, employing a disciplined, primarily large-cap blend approach to portfolio construction. We maintain a sector neutral philosophy, focusing instead on bottom-up stock selection. That said, the Fund was slightly underweighted in technology stocks and overweighted in consumer stocks. While this was a prudent strategy and our stock selection overall contributed positively to performance, it was not enough to outweigh the impact of the Fund's holdings in Tyco, Cigna, and Sprint PCS.

    For the twelve months ended October 31, 2002, the Fund's Class A shares returned -18.48% (the Fund return does not reflect the impact of sales charges). The Fund underperformed both the S&P 500 Index and its Lipper category average, which returned -15.11% and -16.25%, respectively, for the same period.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    The three biggest positive contributors to Fund performance during the annual period were -- Ambac Financial Group (insurance) and U.S. Bancorp and Wachovia Corp. (both banks). The Fund was prudently overweighted in each of these companies. Specializing in municipal bond insurance, Ambac Financial Group benefited most from good pricing and disciplined company management. We continue to believe that this company is one of the best risk-adjusted values in its sector. Both U.S. Bancorp and Wachovia benefited from the supportive environment created by low interest rates. U.S. Bancorp enjoyed strong results from its payments business as well. Strong stock selection within the utilities sector also helped Fund performance.

    As indicated, the biggest detractors from Fund performance during the annual period were Tyco International (industrial cyclicals), Cigna (insurance) and Sprint PCS (telecommunications). We believed Tyco to be a good growth story without significant accounting issues. However, its stock continually traded downward, hurt both by accounting concerns and by its indecision as to whether it was breaking up its subsidiaries or not. Cigna, which was one of the Fund's better performers during the first half of the fiscal year, disappointed during the second half. The company recently had to allocate monies to hire back its customer service personnel after a newly installed computerized system failed to perform. Sprint was impacted by a weak telecommunications sector overall, by accounting concerns, and by increased customer churn. Although the equity market was highly focused on short-term earnings and safety during the fiscal year, we look at companies' long-term earnings and growth prospects.

    From a sector perspective, our positions in the finance, energy, and network technology sectors contributed the most to Fund performance. An overweighted position in the industrial cyclical sector hurt overall portfolio returns as did its overweighting in cable stocks. The portfolio was prudently underweighted in the telecommunications sector, but still, as mentioned, included a position in Sprint PCS.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

    Looking ahead, we believe the U.S. economy will continue to grow, but not robustly. Geopolitical risks continue to weigh heavily. From an investment standpoint, we believe earnings growth to be key, and so we maintain a cautious outlook. No longer will cost savings be enough to keep corporate balance sheets healthy. Unfortunately, the prospects for revenue and earnings growth remain unclear.

    Until the economic and market outlook improves, we intend to maintain a somewhat defensive investment posture. What is, perhaps, most important to remember is that, with holdings in both growth and value securities, our approach to tax-managed investing is designed to benefit from an upturn in either investment style. At J.P. Morgan Fleming Asset Management, our emphasis on after-tax wealth continues to differentiate the Tax Managed Equity Fund from most other traditionally managed mutual funds that focus solely on pre-tax performance.

                                      AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                                                       RETURN
                                                                                                       SINCE
                                                                                                     INCEPTION
                                    1 YR             3 YR             5 YR            10 YR           (3/1/99)
                               --------------   --------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE......................          -18.48%          -12.96%       N/A              N/A                  -8.57%
A SHARES WITH MAXIMUM
  SALES CHARGE...............          -23.14%          -14.66%       N/A              N/A                 -10.02%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN THE ORIGINAL COST.

               THE PERFORMANCE OF THE OTHER CLASSES WILL VARY
               BASED UPON THE DIFFERENCE IN SALES CHARGES AND
               FEES ASSESSED TO SHAREHOLDERS OF THAT CLASS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

SUNAMERICA STOCK INDEX FUND

MAGALI E. AZEMA-BARAC AND TEAM, Portfolio Managers
AIG GLOBAL INVESTMENT CORP.

HOW DID YOU MANAGE THE FUND OVER THE PAST TWELVE MONTHS?

    The SunAmerica Stock Index Fund seeks returns that are similar to the total return of the S&P 500 Index, by investing in equity securities of companies included in the S&P 500 Index. To track the benchmark as closely as possible, we manage this Fund quantitatively. Our team utilizes optimization, a statistical sampling technique that helps the stocks in the Fund replicate the industry weightings, market capitalizations and fundamental characteristics of the Index. In other words, the Fund's holdings are regularly compared to the S&P 500 holdings and adjustments are made for the Fund to match its benchmark. For all that, it is important to realize that the Stock Index Fund is a passively managed Fund.

    As for the equity market backdrop, the first half of the fiscal year could be referred to as the "Enron" months. The fear that almost any stock could plunge into bankruptcy without proper warning from public financial statements created an environment in which individual stocks fell sharply based on rumors. As the year progressed, the equity markets were dominated by a debate about whether accounting and governance scandals represented a few bad apples or a systemic problem. From August 14, 2002 on, CEOs and their CFOs began personally certifying their firm's financial statements. Very few had to restate earnings in the process. Still, the third calendar quarter was the worst since the S&P 500 Index was established in 1957, with a return of -17.28%. When the equity markets began falling in March 2000, there had always been somewhere to hide. This was not so in the third quarter. However, broad correlated plunges have typically been a sign of a market bottom, and this appeared to be true when the S&P 500 Index finally rose 8.80% in the month of October. This dramatic stock market volatility stressed the importance of the Stock Index Fund's matching of holdings as closely as possible and being broadly diversified in order not to be impacted by stock specific events.

    For the twelve months ended October 31, 2002, the Fund's Class A shares returned -15.67% (the Fund return does not reflect the impact of sales charges). The Fund closely tracked both the S&P 500 Index and its Lipper category average, which returned -15.11% and -15.66%, respectively, for the same period. Benchmark returns do not reflect expenses that have been deducted from the Fund's return. It is important to remember that it is not possible to invest directly in an index. An index fund generally tries to mirror a target index and its performance, however an index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. At the same time, a mutual fund that seeks to replicate an index provides a level of diversity that is difficult for an individual investor to match on his or her own.

WOULD YOU GIVE US SPECIFIC EXAMPLES OF COMPANIES THAT AFFECTED THE INDEX'S
  PERFORMANCE?

    Given that this is an Index Fund, we do not overweight or underweight specific sectors or stocks. The best performing industries in the S&P 500 Index during the annual period came from casinos & gambling, homebuilding, food distributors, and brewers. Declining industries were led by utilities and telecommunications-wireless. Technology sustained the greatest hit, down 27.49% for the twelve months ended October 31, 2002 as measured by the NASDAQ 100 Index.

    Stocks with the greatest positive impact on this period's performance included Boston Scientific and Rockwell Collins. The largest negative impact to the Index's performance during the annual period came from Dynegy, Williams Cos., and Calpine.

    Perhaps the most notable event in the S&P 500 Index during the period was the Enron bankruptcy "forcing" its stock out of the Index. Semiconductor company Nvidia Corp. replaced Enron in the fourth calendar quarter. Worldcom was deleted from the Index on May 14, 2002. Worldcom was replaced by Apollo Group, a firm providing higher education programs for working adults. Also of note were the July 19th addition of Ebay, as it is classified as a technology company, and the same-day deletions of Nortel, Unilever, and Royal Dutch Petroleum, which were replaced because they are not U.S. companies. This generated some controversy, as there are other companies headquartered in Bermuda, such as Tyco, which stayed in the Index. Finally, Real Estate Investment Trusts (REITs) were added to the S&P 500 Index for the first time during the annual period.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

    The media events that accompanied each accounting scandal earlier in the year created several financing squeezes followed by debt quality downgrades. Such a backdrop has led other companies to focus more attention on presenting their balance sheets in the most favorable light by the end of 2002. This, in turn, appears to be leading to a lack of inventory replenishment and further capital spending cutbacks at a time when the tired consumer is waiting for the business sector to take over as the driver of the U.S. economy. While refinancings are providing one last leg for the economy, given the low interest rate environment, equity markets are still questioning whether this is enough to hold things together through year end. More specifically, the fragile state of the U.S. economy has left the equity markets greatly concerned about a double-dip recession and corporate profits. Equity markets also continue to grapple with the potential impact of an attack on Iraq. While oil prices fell and stock markets rallied once attacks began in the Gulf War and in Afghanistan, there was significant market volatility in the months leading up to these two events. It is yet unclear precisely when the markets will rally again this time.

                                      AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                                                       RETURN
                                                                                                        SINCE
                                                                                                      INCEPTION
                                     1 YR             3 YR             5 YR            10 YR          (11/2/98)
                                --------------   --------------   --------------   --------------   -------------
A SHARES AT NET ASSET VALUE...          -15.67%          -12.98%       N/A              N/A                 -4.87%
A SHARES WITH MAXIMUM SALES
  CHARGE......................          -20.49%          -14.68%       N/A              N/A                 -6.27%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN THE ORIGINAL COST.

               THE PERFORMANCE OF THE OTHER CLASSES WILL VARY
               BASED UPON THE DIFFERENCE IN SALES CHARGES AND
               FEES ASSESSED TO SHAREHOLDERS OF THAT CLASS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

SUNAMERICA SCIENCE & TECHNOLOGY FUND

MICHAEL F. SOLA AND TEAM, Portfolio Managers
T. ROWE PRICE ASSOCIATES, INC.

HOW DID YOU MANAGE THE FUND OVER THE PAST TWELVE MONTHS?

    At T. Rowe Price, fundamental research is the foundation of our investment process and is integral to our portfolio management. Our team is staffed with security analysts, economists, statisticians, and support personnel that conduct original industry and company research by carefully studying financial statements and government filings, conducting on-site interviews, and speaking with competitors and suppliers.

    Against a backdrop of generally weak economic news, science and technology stocks were beaten down during the annual period to a level where most investors would rather not think about them. While the broad S&P 500 Index posted a 15.11% loss for the twelve months ended October 31, 2002, science and technology stocks were the worst performing group in the Index.

    At the same time, more than half of the respondents to a Roper phone survey conducted in May 2002 still believe that life is better because of technology, and less than a third think technology makes life more complicated. The simple fact is modern technology is here to stay despite the downturn of technology stocks during the current bear market. Computer, wireless communications, and other technological innovations will no doubt remain a central component of modern life in the future.

    For the twelve months ended October 31, 2002, the Fund's Class A shares returned -31.45% (the Fund return does not reflect the impact of sales charges). The Fund underperformed both the S&P 500 Index and the NASDAQ 100 Index, which returned -15.11% and -27.49%, respectively, for the same period, but outperformed its Lipper category average, which returned -33.82%.

    The portfolio's relative results were driven primarily by stock selection in the semiconductor and software segments. Internet software and services were the major laggards on a relative basis.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    In the semiconductor area, Cognex Corp., Maxim Integrated Products, Inc., and Q-Logic were all overweighted in the portfolio during the annual period, and each contributed positively as well.

    Positive contributors in the software sub-sector included Electronic Arts, Microsoft, Mercury Interactive, and Adobe Systems. Each of these stocks was overweighted in the portfolio. The major detractor from Fund performance during the period was our overweighted position in Internet security company VeriSign.

    During the final three months of the period, we added to Fund positions in semiconductor stocks Applied Materials and KLA-Tencor and e-commerce companies Accenture and First Data. We trimmed or eliminated positions in IBM, Mercury Interactive, and Microsoft.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

    We anticipate a sustained, gradually strengthening economic recovery based on the assumptions that corporate inventories are lean, profit margins are expanding, labor productivity is growing strongly, and both monetary and fiscal policies should provide economic stimulus. We are encouraged by the recent increase in business equipment purchases. We also expect consumer spending to remain robust enough to sustain the recovery since inflation is low.

    Overall, stocks across the broad equity market had recovered sharply by the end of October from their recent lows. We believe developing economic conditions can support ongoing equity market gains, including those of science and technology stocks, into 2003.

    Equally encouraging for the science and technology sector are the additional findings of the May 2002 Roper survey.

- More than 40% of Americans are aware of one or more of 16 basic consumer electronic products, including HDTVs, video phones, and Internet-capable cell phones. More important, the survey found the intent to purchase one or more of these items had stabilized after a period of decline

- Fifty-six percent of Americans now own a PC, up 52% since 1983.

- Eighteen percent consider Internet access to be a necessity, up 7% since 1999.

- Fifty percent own cell phones, up 13% since 2000, and 37% of respondents use their cell phones to make most of their telephone calls.

    Clearly, interest in technology remains high, and the majority of Americans agree that technology has expanded the way in which we communicate, educate, and entertain. In our view, all of this serves as a reminder that science and technology products will remain in demand. We believe the profitable companies that make up these industries will remain a vital part of the overall investment landscape. Overall, we are optimistic about the long-term prospects for science and technology investors.

                                      AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                                                       RETURN
                                                                                                       SINCE
                                                                                                     INCEPTION
                                    1 YR             3 YR             5 YR            10 YR           (3/1/00)
                               --------------   --------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE......................          -31.45%       N/A              N/A              N/A                 -43.59%
A SHARES WITH MAXIMUM
  SALES CHARGE...............          -35.31%       N/A              N/A              N/A                 -44.83%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN THE ORIGINAL COST.

               THE PERFORMANCE OF THE OTHER CLASSES WILL VARY
               BASED UPON THE DIFFERENCE IN SALES CHARGES AND
               FEES ASSESSED TO SHAREHOLDERS OF THAT CLASS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Nasdaq-100 Index is a widely-recognized, unmanaged index of common stock prices that represents the largest and most active non-financial domestic and international securities listed on the NASDAQ stock market. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

SUNAMERICA LIFESTAGE FUNDS
(AGGRESSIVE GROWTH LIFESTAGE, MODERATE GROWTH LIFESTAGE, AND CONSERVATIVE GROWTH
  LIFESTAGE FUNDS)

HOW DID YOU MANAGE THE FUNDS OVER THE PAST TWELVE MONTHS?

    Each LifeStage Fund invests in a mix of stock and bond mutual funds. Over the last twelve months, the SunAmerica fund-of-funds portfolio management team managed the three LifeStage Funds with progressively heightened sensitivity to equity market volatility. We believed that such volatility could be used to the Funds' benefit. In our view, such market conditions favored flexible asset allocation strategies, which at times were designed to avoid losses rather than to capture gains.

    We placed substantial emphasis on monitoring both mid- and longer-term market conditions as well as trends of a technical nature. In large part, this approach recognized that the benefits of long-term asset allocation strategies are often stifled and may even be erased by unusually dramatic short-term market swings. These sharp short-term market vacillations became increasingly common as the year progressed, culminating at the end of the Funds' fiscal year with the worst three months for equities since the fourth quarter of 1987.

    In monitoring market trends, we closely scrutinized the macroeconomic picture. The U.S. economy, while not steaming ahead, continued to show signs of improvement as the fiscal year progressed. Such growth, while meager, was spurred on by fiscal and monetary stimulus initiated primarily in 2001, but whose effects continued to be felt through 2002 year to date. Consumer spending, especially for home sales and autos during the second calendar quarter, was strong. Rising unemployment claims and slowing factory orders, however, raised doubts during the late summer as to whether the economy would again slip into recession. These economic doubts, combined with an overriding threat of war with Iraq, disappointing corporate earnings, and corporate governance concerns, caused equity markets in the U.S. to plummet. Non-U.S. equity markets showed a continued performance correlation with the U.S. equity markets.

    The market for U.S. Treasury and government bonds, including mortgage-backed securities and agencies, posted strong performance for the fiscal year, as the flight to quality gained urgency in some investors' minds. Corporate bonds, on the other hand, significantly underperformed their government counterparts. Here again, questions of corporate accounting reliability prevailed. We believe that with a benign inflation environment in place during the last months of the annual period, segments of the fixed income market may have become overpriced.

    Our approach to managing the LifeStage Funds also relied heavily upon understanding the investment behavior, risk characteristics, and price responsiveness of each of the portfolio's underlying funds to market trends. We believe that recognizing the strengths and weaknesses of each underlying fund, as well as the details of their investment processes and styles, provided added benefit during the period's volatile financial markets. During this past fiscal year, we particularly favored underlying funds that exhibited solid fundamental stock picking skills, as opposed to sector betting. The value of such skills became increasingly evident as the markets were exposed to heightened balance sheet and related accounting irregularities. Finally, our strategy focused on how underlying funds perform during different phases of a market cycle.

    This approach proved prudent when comparing the three LifeStage Funds' performance against their Lipper peer group averages for the twelve months ended October 31, 2002. The Conservative Growth and Moderate Growth LifeStage Funds outperformed their Lipper category averages for the fiscal year. The Aggressive Growth LifeStage Fund underperformed its Lipper category average, primarily due to its position in the portfolio's underlying international fund.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

    Looking ahead, we expect continued volatility, albeit with limited but measured improvement, in the U.S. equity market. We believe that a sustained advance, either for U.S. equities or developed international markets, will likely be contingent upon clearer signs of corporate earnings recovery and some indication of resolution to the Iraqi situation. If there is such an advance, we expect it to be broad-based, led by fundamentally strong, high quality companies, rather than by any sector plays.

    We believe that international equity markets will continue to take their lead from the U.S. The exception may be Japanese equities. In addition to broader economic considerations, Japan's market is faced with structural concerns, particularly in its banking system, which could derail recent cyclical improvement. Continental Europe, which has less latitude with respect to government spending under its recently formed union, may come out of the slowdown behind the U.S. and the U.K.

    Overall, as macro-conditions solidify, we anticipate gradually increasing the Funds' equity weightings. From a risk standpoint, we intend to temper such changes to reflect market stability. U.S. equities will likely continue to predominate, with cautious attention paid to non-U.S. equity holdings of the underlying international fund.

    Once the equity markets stabilize, the U.S. economy rebounds, and solutions to the accounting issues promote investor confidence, we expect fixed income markets to increasingly favor corporate bonds, including high yield bonds, but on a sector specific basis. The high yield bond market was especially hard hit over the annual period. However, with prospects of improved confidence and equity conditions, these high yield bonds could be positioned to outperform. Still, we favor higher graded, investment quality corporate bonds, mortgage-backed securities, and asset-backed securities -- known as the spread sectors -- for the Funds' portfolios over the near-to-mid term. As such, we would look to trim the Funds' U.S. Treasury and government holdings in favor of these spread sector positions.

                                   SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
                                     AVERAGE ANNUAL RETURNS AS OF 10/31/02*
                                                                                                       RETURN
                                                                                                        SINCE
                                                                                                      INCEPTION
                                     1 YR             3 YR             5 YR            10 YR          (11/2/98)
                                --------------   --------------   --------------   --------------   -------------
A SHARES AT NET ASSET
  VALUE.......................          -16.68%          -10.05%       N/A              N/A                 -3.40%
A SHARES WITH MAXIMUM
  SALES CHARGE................          -21.49%          -11.82%       N/A              N/A                 -4.82%

                                    SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
                                     AVERAGE ANNUAL RETURNS AS OF 10/31/02*
                                                                                                       RETURN
                                                                                                        SINCE
                                                                                                      INCEPTION
                                      1 YR            3 YR             5 YR            10 YR          (11/2/98)
                                 --------------   -------------   --------------   --------------   -------------
A SHARES AT NET ASSET
  VALUE........................          -12.77%          -5.68%       N/A              N/A                 -0.84%
A SHARES WITH MAXIMUM
  SALES CHARGE.................          -17.77%          -7.51%       N/A              N/A                 -2.30%

                                  SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND
                                     AVERAGE ANNUAL RETURNS AS OF 10/31/02*
                                                                                                       RETURN
                                                                                                        SINCE
                                                                                                      INCEPTION
                                      1 YR            3 YR             5 YR            10 YR          (11/2/98)
                                 --------------   -------------   --------------   --------------   -------------
A SHARES AT NET ASSET
  VALUE........................           -8.18%          -1.91%       N/A              N/A                  1.46%
A SHARES WITH MAXIMUM
  SALES CHARGE.................          -13.44%          -3.82%       N/A              N/A                 -0.03%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN THE ORIGINAL COST.

               THE PERFORMANCE OF THE OTHER CLASSES WILL VARY
               BASED UPON THE DIFFERENCE IN SALES CHARGES AND
               FEES ASSESSED TO SHAREHOLDERS OF THAT CLASS.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2002

                                             TAX                                    AGGRESSIVE    MODERATE    CONSERVATIVE
                             BIOTECH/      MANAGED        STOCK       SCIENCE &       GROWTH       GROWTH        GROWTH
                              HEALTH        EQUITY        INDEX       TECHNOLOGY    LIFESTAGE     LIFESTAGE    LIFESTAGE
                               FUND          FUND          FUND          FUND          FUND         FUND          FUND
                           -----------------------------------------------------------------------------------------------
ASSETS:
Investments securities,
 at value*...............  $ 36,151,890  $ 67,404,017  $ 27,417,642  $  9,091,484  $ 19,065,242  $27,605,644  $18,348,906
Short-term securities
 (cost approximates
 market).................            --     1,686,000       149,661            --            --           --           --
Repurchase agreements
 (cost equals market)....     4,513,000            --     1,408,000       221,000            --           --           --
Foreign cash*............            --            --            --            28            --           --           --
Deposit with brokers for
 securities sold short...     3,919,118            --            --            --            --           --           --
Cash.....................           677           590           790           395         5,640           --           --
Receivable for
 investments sold........     4,906,120            --            --        33,749        40,653       80,511       45,026
Receivable for shares of
 beneficial interest
 sold....................        37,580         4,171        69,094         9,603        22,404       61,597       15,822
Interest and dividends
 receivable..............           223       107,865        33,330         2,574         4,190       23,313       27,241
Receivable from
 investment adviser......        11,766        16,259        35,862        36,294            --           --           --
Prepaid expenses.........           135           314         6,272           819            --           --           --
Other assets.............            --            --            --         1,847            --           --           --
                           ------------  ------------  ------------  ------------  ------------  -----------  -----------
    Total assets.........    49,540,509    69,219,216    29,120,651     9,397,793    19,138,129   27,771,065   18,436,995
                           ------------  ------------  ------------  ------------  ------------  -----------  -----------
LIABILITIES:
Payable for investments
 purchased...............       702,336            --         1,403        80,709        40,358       70,595       79,118
Payable for shares of
 beneficial interest
 sold....................        80,999       250,816         8,218        22,351        29,348       10,668        3,035
Accrued expenses.........       139,030       151,583        75,459        54,948            --           --           --
Distribution and service
 maintenance fees
 payable.................        28,009        48,318        19,617         6,004         6,587        8,329        5,619
Investment advisory and
 management fees
 payable.................        27,562        48,750         6,334         6,406         1,566        2,264        1,491
Securities sold short, at
 value#..................     4,261,800            --            --            --            --           --           --
Variation margin payable
 for open futures
 contracts...............            --            --         7,525            --            --           --           --
Due to custodian.........            --            --            --            --            --       44,883       68,666
Dividend payable on
 securities sold short...         3,200            --            --            --            --           --           --
                           ------------  ------------  ------------  ------------  ------------  -----------  -----------
    Total liabilities....     5,242,936       499,467       118,556       170,418        77,859      136,739      157,929
                           ------------  ------------  ------------  ------------  ------------  -----------  -----------
      Net assets.........  $ 44,297,573  $ 68,719,749  $ 29,002,095  $  9,227,375  $ 19,060,270  $27,634,326  $18,279,066
                           ============  ============  ============  ============  ============  ===========  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest $.0001 par
 value...................  $        587  $        777  $        371  $        431  $        295  $       361  $       217
Paid-in capital..........    84,770,071   114,071,811    42,542,417    32,494,568    32,034,849   37,570,702   23,140,305
                           ------------  ------------  ------------  ------------  ------------  -----------  -----------
                             84,770,658   114,072,588    42,542,788    32,494,999    32,035,144   37,571,063   23,140,522
Accumulated undistributed
 net investment income
 (loss)..................        (2,629)       (7,269)       87,654          (226)      111,027      349,625      358,022
Accumulated undistributed
 net realized gain (loss)
 on investments, futures
 contracts, securities
 sold short and foreign
 currencies..............   (35,214,842)  (26,663,794)   (2,585,964)  (19,702,766)   (9,810,568)  (7,193,491)  (4,167,620)
Net unrealized
 appreciation
 (depreciation) on
 investments.............    (4,912,932)  (18,681,776)  (11,125,971)   (3,564,632)   (3,275,333)  (3,092,871)  (1,051,858)
Net unrealized
 appreciation
 (depreciation) on future
 contracts...............            --            --        83,588            --            --           --           --
Net unrealized
 appreciation
 (depreciation) on
 securities sold short...      (342,682)           --            --            --            --           --           --
                           ------------  ------------  ------------  ------------  ------------  -----------  -----------
    Net assets...........  $ 44,297,573  $ 68,719,749  $ 29,002,095  $  9,227,375  $ 19,060,270  $27,634,326  $18,279,066
                           ============  ============  ============  ============  ============  ===========  ===========
*Identified cost of
 investment securities...  $ 41,064,822  $ 86,085,793  $ 38,543,613  $ 12,656,116  $ 22,340,575  $30,698,515  $19,400,764
                           ============  ============  ============  ============  ============  ===========  ===========
*Identified cost of
 foreign cash............  $         --  $         --  $         --  $         27  $         --  $        --  $        --
                           ============  ============  ============  ============  ============  ===========  ===========
#Proceeds from securities
 sold short..............  $  3,919,118  $         --  $         --  $         --  $         --  $        --  $        --
                           ============  ============  ============  ============  ============  ===========  ===========

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2002 -- (CONTINUED)

                                            TAX                                AGGRESSIVE    MODERATE    CONSERVATIVE
                            BIOTECH/      MANAGED       STOCK      SCIENCE &     GROWTH       GROWTH        GROWTH
                             HEALTH       EQUITY        INDEX     TECHNOLOGY    LIFESTAGE    LIFESTAGE    LIFESTAGE
                              FUND         FUND         FUND         FUND         FUND         FUND          FUND
                           ------------------------------------------------------------------------------------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets...............  $16,092,170  $16,587,402  $ 7,268,553  $2,067,862   $2,871,515   $ 3,696,914   $3,698,550
Shares of beneficial
  interest issued and
  outstanding............    2,111,509    1,842,075      923,100     950,644      444,319       483,346      438,709
Net asset value and
  redemption price per
  share..................  $      7.62  $      9.00  $      7.87  $     2.18   $     6.46   $      7.65   $     8.43
Maximum sales charge
  (5.75% of offering
  price).................         0.46         0.55         0.48        0.13         0.39          0.47         0.51
                           -----------  -----------  -----------  ----------   ----------   -----------   ----------
Maximum offering price to
  public.................  $      8.08  $      9.55  $      8.35  $     2.31   $     6.85   $      8.12   $     8.94
                           ===========  ===========  ===========  ==========   ==========   ===========   ==========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets...............  $15,756,922  $25,702,824  $18,851,893  $6,439,849   $9,992,377   $12,036,184   $7,416,965
Shares of beneficial
  interest issued and
  outstanding............    2,101,030    2,924,398    2,412,279   3,013,060    1,548,830     1,575,480      879,176
Net asset value, offering
  and redemption price
  per share (exlcuding
  any applicable
  contingent deferred
  sales charge)..........  $      7.50  $      8.79  $      7.81  $     2.14   $     6.45   $      7.64   $     8.44
                           ===========  ===========  ===========  ==========   ==========   ===========   ==========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets...............  $12,448,481  $26,429,523  $ 2,881,649  $  573,913   $  286,462   $   969,538   $1,222,566
Shares of beneficial
  interest issued and
  outstanding............    1,657,769    3,002,990      370,547     275,537       43,974       126,733      144,498
Net asset value and
  redemption price per
  share (excluding any
  applicable contingent
  deferred sale
  charge)................  $      7.51  $      8.80  $      7.78  $     2.08   $     6.51   $      7.65   $     8.46
Maximum sales charge
  (1.00% of offering
  price).................         0.08         0.09         0.08        0.02         0.07          0.08         0.09
                           -----------  -----------  -----------  ----------   ----------   -----------   ----------
Maximum offering price to
  public.................  $      7.59  $      8.89  $      7.86  $     2.10   $     6.58   $      7.73   $     8.55
                           ===========  ===========  ===========  ==========   ==========   ===========   ==========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets...............  $        --  $        --  $        --  $  145,751   $5,909,916   $10,931,690   $5,940,985
Shares of beneficial
  interest issued and
  outstanding............           --           --           --      66,700      912,411     1,429,256      703,713
Net asset value, offering
  and redemption price
  per share..............  $        --  $        --  $        --  $     2.19   $     6.48   $      7.65   $     8.44
                           ===========  ===========  ===========  ==========   ==========   ===========   ==========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2002

                                                  TAX                                    AGGRESSIVE     MODERATE     CONSERVATIVE
                                 BIOTECH/       MANAGED         STOCK       SCIENCE &      GROWTH        GROWTH         GROWTH
                                  HEALTH         EQUITY         INDEX      TECHNOLOGY     LIFESTAGE     LIFESTAGE     LIFESTAGE
                                   FUND           FUND          FUND+         FUND+         FUND+         FUND+         FUND+
                               --------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Income:
  Interest...................  $     74,058   $     16,127   $    31,916   $    19,330   $        27   $       224   $        30
  Dividends*.................        33,046      1,493,957       463,783        19,125       332,252       630,160       560,323
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total investment
     income..................       107,104      1,510,084       495,699        38,455       332,279       630,384       560,353
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
Expenses:
  Investment advisory and
   management fees...........       467,717        835,146        86,229       109,999        21,914        28,094        18,720
  Distribution and service
   maintenance
   fees-Class A..............        80,303         86,087        28,442         9,072         3,351         3,810         3,447
  Distribution and service
   maintenance
   fees-Class B..............       213,855        366,315       216,374        86,854        90,988        98,922        64,308
  Distribution and service
   maintenance
   fees-Class II.............       180,332        370,248        21,729         8,620         2,130         6,585         6,362
  Service fees-Class I.......            --             --            --           541            --            --            --
  Transfer agent fees and
   expenses-Class A..........        69,291         60,679        26,631        13,533            --            --            --
  Transfer agent fees and
   expenses-Class B..........        67,311         89,481        80,415        46,136            --            --            --
  Transfer agent fees and
   expenses-Class II.........        56,515         89,542         8,619         4,974            --            --            --
  Transfer agent fees and
   expenses-Class I..........            --             --            --         2,596            --            --            --
  Registration
   fees-Class A..............        19,755         15,315         9,654         6,746            --            --            --
  Registration
   fees-Class B..............        16,063         19,490        11,983         8,982            --            --            --
  Registration
   fees-Class II.............        15,750         22,871         9,522         5,764            --            --            --
  Registration
   fees-Class I..............            --             --            --         6,388            --            --            --
  Printing expense...........        55,290         34,770        25,064        21,892            --            --            --
  Custodian fees and
   expenses..................        45,637         62,277        55,698        46,019            --            --            --
  Audit and tax consulting
   fees......................        25,793         26,558        24,489        24,174            --            --            --
  Legal fees and expenses....         7,955          7,545         5,669         5,343            --            --            --
  Directors' fees and
   expenses..................         5,452          8,335         2,852         1,709            --            --            --
  Interest expense...........        15,168             --            --            --            --            --            --
  Dividend expense on
   securities sold short.....           500             --            --            --            --            --            --
  Miscellaneous expenses.....         7,257          9,917            --         4,648            --            --            --
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total expenses...........     1,349,944      2,104,576       613,370       413,990       118,383       137,411        92,837
    Less: expenses
     waived/reimbursed by
     investment adviser......      (126,605)      (201,146)     (218,961)     (166,734)           --            --            --
    Less: Fee paid indirectly
     (Note 9)................            --             --            --        (1,847)           --            --            --
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Net expenses.............     1,223,339      1,903,430       394,409       245,409       118,383       137,411        92,837
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
Net investment income
 (loss)......................    (1,116,235)      (393,346)      101,290      (206,954)      213,896       492,973       467,516
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments.................   (17,583,650)   (15,675,665)   (1,116,427)   (5,035,553)   (4,812,315)   (3,977,340)   (1,943,093)
Net realized gain (loss) from
 capital gain distributions
 from underlying funds.......            --             --            --            --       190,574       206,108       110,236
Net realized gain (loss) on
 futures contracts...........            --             --      (501,587)           --            --            --            --
Net realized foreign exchange
 gain (loss) on other assets
 and liabilities.............            --             --            --        (1,525)           --            --            --
Net change in unrealized
 appreciation (depreciation)
 on investments..............    (5,200,198)    (2,347,140)   (4,194,388)      886,939       471,977      (688,725)     (255,689)
Net change in unrealized
 appreciation (depreciation)
 on futures contracts........            --             --        73,796            --            --            --            --
Net change in unrealized
 appreciation (depreciation)
 on securities sold short....       422,091             --            --            --            --            --            --
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized
 gain (loss) on investments,
 future contracts, foreign
 currencies and securities
 sold short..................   (22,361,757)   (18,022,805)   (5,738,606)   (4,150,139)   (4,149,764)   (4,459,957)   (2,088,546)
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS..................  $(23,477,992)  $(18,416,151)  $(5,637,316)  $(4,357,093)  $(3,935,868)  $(3,966,984)  $(1,621,030)
                               ============   ============   ===========   ===========   ===========   ===========   ===========
*Net of foreign withholding
 taxes on dividends of.......  $        746   $        940   $     1,412   $       860   $        --   $        --   $        --
                               ============   ============   ===========   ===========   ===========   ===========   ===========

------------------
+ See Note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                BIOTECH/HEALTH FUND         TAX MANAGED EQUITY FUND         STOCK INDEX FUND
                                            ---------------------------   ---------------------------   -------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE       FOR THE
                                                YEAR           YEAR           YEAR           YEAR          YEAR          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                2002           2001           2002           2001          2002+         2001+
                                            -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)............  $ (1,116,235)  $   (699,155)  $   (393,346)  $   (662,422)  $   101,290   $   122,987
  Net realized gain (loss) on
   investments............................   (17,583,650)   (17,168,408)   (15,675,665)    (6,189,990)   (1,116,427)      (92,698)
  Net realized gain (loss) on futures
   contracts..............................            --             --             --             --      (501,587)     (946,028)
  Net realized foreign exchange gain(loss)
   on other assets and liabilities........            --             --             --             --            --            --
  Net change in unrealized appreciation
   (depreciation) on investments..........    (5,200,198)    (7,269,307)    (2,347,140)   (30,489,775)   (4,194,388)   (8,980,472)
  Net change in unrealized appreciation
   (depreciation) on futures contracts....            --             --             --             --        73,796       118,837
  Net change in unrealized appreciation
   (depreciation) on securities sold
   short..................................       422,091       (764,773)            --             --            --            --
                                            ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations................   (23,477,992)   (25,901,643)   (18,416,151)   (37,342,187)   (5,637,316)   (9,777,374)
                                            ------------   ------------   ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)....            --             --             --             --       (50,367)      (92,075)
  From net investment income (Class B)....            --             --             --             --        (4,344)      (71,582)
  From net investment income
   (Class II).............................            --             --             --             --          (282)       (1,840)
  From net investment income (Class I)....            --             --             --             --            --            --
  From net realized gains on investments
   (Class A)..............................            --     (1,248,579)            --             --            --            --
  From net realized gains on investments
   (Class B)..............................            --       (965,588)            --             --            --            --
  From net realized gains on investments
   (Class II).............................            --       (893,833)            --             --            --            --
  From net realized gains on investments
   (Class I)..............................            --             --             --             --            --            --
                                            ------------   ------------   ------------   ------------   -----------   -----------
  Total distributions to shareholders.....            --     (3,108,000)            --             --       (54,993)     (165,497)
                                            ------------   ------------   ------------   ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 8).................................    (9,222,459)    31,676,139    (25,890,226)    12,246,560     3,765,201     6,862,842
                                            ------------   ------------   ------------   ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...   (32,700,451)     2,666,496    (44,306,377)   (25,095,627)   (1,927,108)   (3,080,029)
NET ASSETS:
Beginning of period.......................    76,998,024     74,331,528    113,026,126    138,121,753    30,929,203    34,009,232
                                            ------------   ------------   ------------   ------------   -----------   -----------
End of period.............................  $ 44,297,573   $ 76,998,024   $ 68,719,749   $113,026,126   $29,002,095   $30,929,203
                                            ============   ============   ============   ============   ===========   ===========
Accumulated undistributed net investment
 income (loss)............................  $     (2,629)  $     (1,182)  $     (7,269)  $     (5,110)  $    87,654   $    41,204
                                            ============   ============   ============   ============   ===========   ===========

------------------
+ See Note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                                  AGGRESSIVE GROWTH
                                                              SCIENCE & TECHNOLOGY FUND            LIFESTAGE FUND
                                                              --------------------------      -------------------------
                                                                FOR THE       FOR THE           FOR THE       FOR THE
                                                                 YEAR           YEAR             YEAR          YEAR
                                                                 ENDED         ENDED             ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,       OCTOBER 31,   OCTOBER 31,
                                                                 2002+         2001+             2002+         2001+
                                                              ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..............................  $  (206,954)  $   (245,983)     $   213,896   $ 1,138,835
  Net realized gain (loss) on investments...................   (5,035,553)   (13,020,813)      (4,812,315)   (5,634,965)
  Net realized gain (loss) from capital gain distributions
   from underlying funds....................................           --             --          190,574            --
  Net realized gain (loss) on futures contracts.............           --             --               --            --
  Net realized foreign exchange gain(loss) on other assets
   and liabilities..........................................       (1,525)        (3,537)              --            --
  Net change in unrealized appreciation (depreciation) on
   investments..............................................      886,939     (3,671,908)         471,977    (2,073,257)
  Net change in unrealized appreciation (depreciation) on
   futures contracts........................................           --             --               --            --
  Net change in unrealized appreciation (depreciation) on
   securities sold short....................................           --             --               --            --
                                                              -----------   ------------      -----------   -----------
Net increase (decrease) in net assets resulting from
 operations.................................................   (4,357,093)   (16,942,241)      (3,935,868)   (6,569,387)
                                                              -----------   ------------      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................           --             --          (31,219)     (156,898)
  From net investment income (Class B)......................           --             --          (17,221)     (514,360)
  From net investment income (Class II).....................           --             --             (344)       (7,209)
  From net investment income (Class I)......................           --             --          (61,214)     (202,132)
  From net realized gains on investments (Class A)..........           --             --               --      (550,156)
  From net realized gains on investments (Class B)..........           --             --               --    (1,910,717)
  From net realized gains on investments (Class II).........           --             --               --       (29,011)
  From net realized gains on investments (Class I)..........           --             --               --      (672,123)
                                                              -----------   ------------      -----------   -----------
  Total distributions to shareholders.......................           --             --         (109,998)   (4,042,606)
                                                              -----------   ------------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)................................     (257,676)     8,717,906        1,241,280     9,774,317
                                                              -----------   ------------      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................   (4,614,769)    (8,224,335)      (2,804,586)     (837,676)
NET ASSETS:
Beginning of period.........................................   13,842,144     22,066,479       21,864,856    22,702,532
                                                              -----------   ------------      -----------   -----------
End of period...............................................  $ 9,227,375   $ 13,842,144      $19,060,270   $21,864,856
                                                              ===========   ============      ===========   ===========
Accumulated undistributed net investment income (loss)......  $      (226)  $         --      $   111,027   $        --
                                                              ===========   ============      ===========   ===========

------------------
+ See Note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                   MODERATE GROWTH              CONVERATIVE GROWTH
                                                                   LIFESTAGE FUND                 LIFESTAGE FUND
                                                              -------------------------      -------------------------
                                                                FOR THE       FOR THE          FOR THE       FOR THE
                                                                 YEAR          YEAR             YEAR          YEAR
                                                                 ENDED         ENDED            ENDED         ENDED
                                                              OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                                                                 2002+         2001+            2002+         2001+
                                                              --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..............................  $   492,973   $ 1,239,680      $   467,516   $ 1,012,788
  Net realized gain (loss) on investments...................   (3,977,340)   (3,844,586)      (1,943,093)   (2,450,494)
  Net realized gain (loss) from capital gain distributions
   from underlying funds....................................      206,108            --          110,236            --
  Net realized gain (loss) on futures contracts.............           --            --               --            --
  Net realized foreign exchange gain(loss) on other assets
   and liabilities..........................................           --            --               --            --
  Net change in unrealized appreciation (depreciation) on
   investments..............................................     (688,725)   (1,549,213)        (255,689)     (269,158)
  Net change in unrealized appreciation (depreciation) on
   futures contracts........................................           --            --               --            --
  Net change in unrealized appreciation (depreciation) on
   securities sold short....................................           --            --               --            --
                                                              -----------   -----------      -----------   -----------
Net increase (decrease) in net assets resulting from
 operations.................................................   (3,966,984)   (4,154,119)      (1,621,030)   (1,706,864)
                                                              -----------   -----------      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................      (50,695)     (121,890)         (76,020)     (113,463)
  From net investment income (Class B)......................      (78,487)     (358,375)        (127,052)     (323,290)
  From net investment income (Class II).....................       (4,373)       (5,990)          (8,928)       (7,646)
  From net investment income (Class I)......................     (129,438)     (177,985)        (128,001)     (148,339)
  From net realized gains on investments (Class A)..........           --      (398,753)              --      (315,942)
  From net realized gains on investments (Class B)..........           --    (1,232,240)              --      (958,817)
  From net realized gains on investments (Class II).........           --       (24,654)              --       (20,326)
  From net realized gains on investments (Class I)..........           --      (553,984)              --      (408,729)
                                                              -----------   -----------      -----------   -----------
  Total distributions to shareholders.......................     (262,993)   (2,873,871)        (340,001)   (2,296,552)
                                                              -----------   -----------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)................................    5,131,531    12,899,716          822,814     5,011,702
                                                              -----------   -----------      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      901,554     5,871,726       (1,138,217)    1,008,286
NET ASSETS:
Beginning of period.........................................   26,732,772    20,861,046       19,417,283    18,408,997
                                                              -----------   -----------      -----------   -----------
End of period...............................................  $27,634,326   $26,732,772      $18,279,066   $19,417,283
                                                              ===========   ===========      ===========   ===========
Accumulated undistributed net investment income (loss)......  $   349,625   $   112,009      $   358,022   $   227,029
                                                              ===========   ===========      ===========   ===========

------------------
+ See Note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                                                       BIOTECH/HEALTH FUND
                                                   NET                     DIVIDENDS
                                      NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS                ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   ---------   --------   --------   --------   ---------
                                                             CLASS A

6/14/00-
  10/31/00(3)........   $12.50      $(0.02)       $ 3.48        $ 3.46      $   --      $   --     $   --     $15.96      27.68%
10/31/01.............    15.96       (0.06)        (4.32)        (4.38)         --       (0.55)     (0.55)     11.03     (27.92)
10/31/02.............    11.03       (0.13)        (3.28)        (3.41)         --          --         --       7.62     (30.92)

                                                             CLASS B
6/14/00-
  10/31/00(3)........   $12.50      $(0.05)       $ 3.47        $ 3.42      $   --      $   --     $   --     $15.92      27.36%
10/31/01.............    15.92       (0.14)        (4.31)        (4.45)         --       (0.55)     (0.55)     10.92     (28.45)
10/31/02.............    10.92       (0.19)        (3.23)        (3.42)         --          --         --       7.50     (31.32)

                                                            CLASS II
6/14/00-
  10/31/00(3)........   $12.50      $(0.05)       $ 3.48        $ 3.43      $   --      $   --     $   --     $15.93      27.44%
10/31/01.............    15.93       (0.14)        (4.31)        (4.45)         --       (0.55)     (0.55)     10.93     (28.43)
10/31/02.............    10.93       (0.19)        (3.23)        (3.42)         --          --         --       7.51     (31.29)
---------------------------------------------------------------------------------------------------------------------------------

                                          BIOTECH/HEALTH FUND
                                                      RATIO OF NET
                         NET                           INVESTMENT
                        ASSETS       RATIO OF        INCOME (LOSS)
                        END OF       EXPENSES              TO
       PERIOD           PERIOD      TO AVERAGE          AVERAGE        PORTFOLIO
        ENDED          (000'S)      NET ASSETS       NET ASSETS(5)     TURNOVER
---------------------  --------   ---------------   ----------------   ---------
                                                CLASS A
6/14/00-
  10/31/00(3)........  $30,489     1.55%(4)(5)(6)    (0.28)%(4)(5)(6)      112%
10/31/01.............   27,865     1.55(5)(6)        (0.50)(5)(6)          333
10/31/02.............   16,092     1.55(5)           (1.38)(5)             340
                                                CLASS B
6/14/00-
  10/31/00(3)........  $23,457     2.20%(4)(5)(6)    (1.08)%(4)(5)(6)      112%
10/31/01.............   25,552     2.20(5)(6)        (1.18)(5)(6)          333
10/31/02.............   15,757     2.20(5)           (2.03)(5)             340
                                               CLASS II
6/14/00-
  10/31/00(3)........  $20,386     2.20%(4)(5)(6)    (1.07)%(4)(5)(6)      112%
10/31/01.............   23,581     2.20(5)(6)        (1.17)(5)(6)          333
10/31/02.............   12,448     2.20(5)           (2.03)(5)             340
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/00(4)   10/31/01    10/31/02
                                             -----------   ---------   ---------
      Biotech/Health Fund Class A..........      0.49%        0.19%       0.20%
      Biotech/Health Fund Class B..........      0.96         0.21        0.20
      Biotech/Health Fund Class II.........      1.09         0.20        0.21

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     TAX MANAGED EQUITY FUND
                                                   NET                     DIVIDENDS
                                      NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS                ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   ---------   --------   --------   --------   ---------
                                                             CLASS A

3/01/99-
  10/31/99(3)........   $12.50      $   --        $ 1.15        $ 1.15      $   --      $   --     $   --     $13.65       9.20%
10/31/00.............    13.65       (0.02)         0.91          0.89          --          --         --      14.54       6.52
10/31/01.............    14.54          --         (3.50)        (3.50)         --          --         --      11.04     (24.07)
10/31/02.............    11.04        0.01         (2.05)        (2.04)         --          --         --       9.00     (18.48)

                                                             CLASS B

3/01/99-
  10/31/99(3)........   $12.50      $(0.06)       $ 1.14        $ 1.08      $   --      $   --     $   --     $13.58       8.64%
10/31/00.............    13.58       (0.11)         0.91          0.80          --          --         --      14.38       5.89
 10/31/01............    14.38       (0.08)        (3.45)        (3.53)         --          --         --      10.85     (24.55)
10/31/02.............    10.85       (0.06)        (2.00)        (2.06)         --          --         --       8.79     (18.99)

                                                            CLASS II

3/01/99-
  10/31/99(3)........   $12.50      $(0.06)       $ 1.16        $ 1.10      $   --      $   --     $   --     $13.60       8.80%
10/31/00.............    13.60       (0.11)         0.91          0.80          --          --         --      14.40       5.88
10/31/01.............    14.40       (0.08)        (3.46)        (3.54)         --          --         --      10.86     (24.58)
10/31/02.............    10.86       (0.06)        (2.00)        (2.06)         --          --         --       8.80     (18.97)
---------------------------------------------------------------------------------------------------------------------------------

                                        TAX MANAGED EQUITY FUND
                                                      RATIO OF NET
                         NET                           INVESTMENT
                        ASSETS       RATIO OF        INCOME (LOSS)
                        END OF       EXPENSES              TO
       PERIOD           PERIOD      TO AVERAGE          AVERAGE        PORTFOLIO
        ENDED          (000'S)      NET ASSETS       NET ASSETS(5)     TURNOVER
---------------------  --------   ---------------   ----------------   ---------
                                                CLASS A
3/01/99-
  10/31/99(3)........  $25,067     1.45%(4)(5)(6)    (0.02)%(4)(5)(6)       9%
10/31/00.............   38,802     1.45(5)(6)        (0.14)(5)(6)           7
10/31/01.............   28,739     1.45(5)(6)        (0.03)(5)(6)          19
10/31/02.............   16,587     1.45(5)            0.09(5)              16
                                                CLASS B
3/01/99-
  10/31/99(3)........  $27,524     2.10%(4)(5)(6)    (0.74)%(4)(5)(6)       9%
10/31/00.............   47,972     2.10(5)(6)        (0.79)(5)(6)           7
 10/31/01............   40,677     2.10(5)(6)        (0.68)(5)(6)          19
10/31/02.............   25,703     2.10(5)           (0.56)(5)             16
                                               CLASS II
3/01/99-
  10/31/99(3)........  $27,884     2.10%(4)(5)(6)    (0.75)%(4)(5)(6)       9%
10/31/00.............   51,348     2.10(5)(6)        (0.79)(5)(6)           7
10/31/01.............   43,610     2.10(5)(6)        (0.68)(5)(6)          19
10/31/02.............   26,430     2.10(5)           (0.56)(5)             16
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/99(4)   10/31/00    10/31/01    10/31/02
                                             -----------   ---------   ---------   ---------
      Tax Managed Equity Fund Class A......      1.07%        0.23%       0.15%       0.21%
      Tax Managed Equity Fund Class B......      0.84         0.22        0.15        0.20
      Tax Managed Equity Fund Class II.....      0.83         0.22        0.14        0.21

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        STOCK INDEX FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/01/98-10/31/99(3)...  $10.00     $ 0.11        $ 2.32        $ 2.43      $(0.11)    $   --     $(0.11)    $12.32      24.36%
10/31/00.............    12.32        0.14          0.47          0.61       (0.10)     (0.08)     (0.18)     12.75       4.91
10/31/01.............    12.75        0.09         (3.32)        (3.23)      (0.13)        --      (0.13)      9.39     (25.53)
10/31/02.............     9.39        0.07         (1.53)        (1.46)      (0.06)        --      (0.06)      7.87     (15.67)

                                                            CLASS B
11/01/98-10/31/99(3)...  $10.00     $ 0.02        $ 2.23        $ 2.25      $(0.02)    $   --     $(0.02)    $12.23      22.55%
10/31/00.............    12.23        0.05          0.46          0.51       (0.02)     (0.08)     (0.10)     12.64       4.21
10/31/01.............    12.64        0.02         (3.29)        (3.27)      (0.04)        --      (0.04)      9.33     (25.97)
10/31/02.............     9.33        0.01         (1.53)        (1.52)         --         --         --       7.81     (16.28)

                                                           CLASS II*
7/17/00-10/31/00(3)...  $13.38      $ 0.01        $(0.83)       $(0.82)     $(0.01)    $   --     $(0.01)    $12.55      (5.21)%
10/31/01.............    12.55        0.02         (3.26)        (3.24)      (0.04)        --      (0.04)      9.27     (25.92)
10/31/02.............     9.27        0.02         (1.51)        (1.49)         --         --         --       7.78     (16.06)
--------------------------------------------------------------------------------------------------------------------------------

                                       STOCK INDEX FUND

                                               RATIO OF NET
                         NET                    INVESTMENT
                        ASSETS     RATIO OF    INCOME (LOSS)
                        END OF     EXPENSES         TO
       PERIOD           PERIOD    TO AVERAGE      AVERAGE      PORTFOLIO
        ENDED          (000'S)    NET ASSETS    NET ASSETS     TURNOVER
---------------------  --------   ----------   -------------   ---------
                                            CLASS A
11/01/98-10/31/99(3).  $ 5,634     0.82%(5)       1.08%(5)          14%
10/31/00.............    8,543     0.78(5)        1.12(5)            2
10/31/01.............    7,639     0.75(5)        0.85(5)            3
10/31/02.............    7,269     0.75(5)        0.80(5)            2
                                            CLASS B
11/01/98-10/31/99(3).  $15,040     1.57%(5)       0.37%(5)          14%
10/31/00.............   24,966     1.49(5)        0.42(5)            2
10/31/01.............   21,905     1.38(5)        0.22(5)            3
10/31/02.............   18,852     1.40(5)        0.15(5)            2
                                           CLASS II*
7/17/00-10/31/00(3)..  $   500     1.35%(4)(5)    0.30%(4)(5)        2%
10/31/01.............    1,385     1.39(5)        0.15(5)            3
10/31/02.............    2,882     1.40(5)        0.18(5)            2
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/99    10/31/00    10/31/01    10/31/02
                                             ---------   ---------   ---------   ---------
      Stock Index Fund Class A.............     0.71%       0.34%       1.10%       0.67%
      Stock Index Fund Class B.............     0.41        0.34        1.11        0.65
      Stock Index Fund Class II*...........       --        0.40(4)     1.10        1.07

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable

* In conjunction with the reorganization, Class C was redesignated as Class II. See Note 2 for further discussion.

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   SCIENCE & TECHNOLOGY FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

3/1/00-10/31/00(3)...   $10.00      $(0.04)       $(1.88)       $(1.92)     $   --     $   --     $   --     $ 8.08     (19.20)%
10/31/01.............     8.08       (0.04)        (4.86)        (4.90)         --         --         --       3.18     (60.64)
10/31/02.............     3.18       (0.03)        (0.97)        (1.00)         --         --         --       2.18     (31.45)

                                                            CLASS B
3/1/00-10/31/00(3)...   $10.00      $(0.07)       $(1.90)       $(1.97)     $   --     $   --     $   --     $ 8.03     (19.70)%
10/31/01.............     8.03       (0.07)        (4.82)        (4.89)         --         --         --       3.14     (60.90)
10/31/02.............     3.14       (0.05)        (0.95)        (1.00)         --         --         --       2.14     (31.85)

                                                           CLASS II*
7/12/00-10/31/00(3)...  $ 8.48      $(0.03)       $(0.63)       $(0.66)     $   --     $   --     $   --     $ 7.82      (7.78)%
10/31/01.............     7.82       (0.07)        (4.69)        (4.76)         --         --         --       3.06     (60.87)
10/31/02.............     3.06       (0.05)        (0.93)        (0.98)         --         --         --       2.08     (32.03)

                                                            CLASS I
3/1/00-10/31/00(3)...   $10.00      $(0.03)       $(1.89)       $(1.92)     $   --     $   --     $   --     $ 8.08     (19.20)%
10/31/01.............     8.08       (0.04)        (4.85)        (4.89)         --         --         --       3.19     (60.52)
10/31/02.............     3.19       (0.03)        (0.97)        (1.00)         --         --         --       2.19     (31.35)
--------------------------------------------------------------------------------------------------------------------------------

                                   SCIENCE & TECHNOLOGY FUND

                                                RATIO OF NET
                         NET                     INVESTMENT
                        ASSETS     RATIO OF     INCOME (LOSS)
                        END OF     EXPENSES          TO
       PERIOD           PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
        ENDED          (000'S)    NET ASSETS     NET ASSETS     TURNOVER
---------------------  --------   -----------   -------------   ---------
                                            CLASS A
3/1/00-10/31/00(3)...  $ 4,623    1.24%(4)(5)   (0.64)%(4)(5)      120%
10/31/01.............    2,673    1.34(5)       (0.89)(5)          129
10/31/02.............    2,068    1.50(5)(7)    (1.19)(5)(7)        82
                                            CLASS B
3/1/00-10/31/00(3)...  $15,840    1.91%(4)(5)   (1.37)%(4)(5)      120%
10/31/01.............    9,408    1.99(5)       (1.55)(5)          129
10/31/02.............    6,440    2.15(5)(7)    (1.84)(5)(7)        82
                                           CLASS II*
7/12/00-10/31/00(3)..  $ 1,065    1.71%(4)(5)   (1.11)%(4)(5)      120%
10/31/01.............      940    2.01(5)       (1.57)(5)          129
10/31/02.............      574    2.15(5)(7)    (1.84)(5)(7)        82
                                            CLASS I
3/1/00-10/31/00(3)...  $   539    1.20%(4)(5)   (0.48)%(4)(5)      120%
10/31/01.............      821    1.28(5)       (0.85)(5)          129
10/31/02.............      146    1.40(5)(7)    (1.08)(5)(7)        82
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/00(4)   10/31/01    10/31/02
                                             -----------   ---------   ---------
      Science & Technology Fund Class A....      0.68%        2.10%       1.38%
      Science & Technology Fund Class B....      0.68         2.11        1.21
      Science & Technology Fund                  0.66         2.10        1.81
        Class II*..........................
      Science & Technology Fund Class I....      0.68         2.10        4.66

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01% for Class A, B, II and 0.02% for Class I. (See Note 9)

* In conjunction with the reorganization, Class C was redesignated as Class II. See Note 2 for further discussion.

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AGGRESSIVE GROWTH LIFESTAGE FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/1/98-10/31/99(3)...  $10.00       $0.07        $ 1.91        $ 1.98      $(0.06)    $   --     $(0.06)    $11.92      19.65%
10/31/00.............    11.92        1.39          0.53          1.92       (0.98)     (0.15)     (1.13)     12.71      16.27
10/31/01.............    12.71        0.51         (3.28)        (2.77)      (0.50)     (1.62)     (2.12)      7.82     (24.89)
10/31/02.............     7.82        0.10         (1.39)        (1.29)      (0.07)        --      (0.07)      6.46     (16.68)

                                                            CLASS B
11/1/98-10/31/99(3)...  $10.00       $0.06        $ 1.89        $ 1.95      $(0.05)    $   --     $(0.05)    $11.90      19.52%
10/31/00.............    11.90        1.46          0.48          1.94       (0.96)     (0.15)     (1.11)     12.73      16.30
10/31/01.............    12.73        0.44         (3.28)        (2.84)      (0.46)     (1.62)     (2.08)      7.81     (25.39)
10/31/02.............     7.81        0.05         (1.40)        (1.35)      (0.01)        --      (0.01)      6.45     (17.31)

                                                           CLASS II*
8/10/00-10/31/00(3)...  $13.03       $0.86        $(1.09)       $(0.23)     $   --     $   --     $   --     $12.80      (1.77)%
10/31/01.............    12.80        0.44         (3.29)        (2.85)      (0.46)     (1.62)     (2.08)      7.87     (25.33)
10/31/02.............     7.87        0.04         (1.39)        (1.35)      (0.01)        --      (0.01)      6.51     (17.18)

                                                            CLASS I
11/1/98-10/31/99(3)...  $10.00       $0.07(3)     $ 1.90        $ 1.97      $(0.06)    $   --     $(0.06)    $11.91      19.71%
10/31/00.............    11.91        1.59          0.34          1.93       (0.96)     (0.15)     (1.11)     12.73      16.22
10/31/01.............    12.73        0.46         (3.23)        (2.77)      (0.50)     (1.62)     (2.12)      7.84     (24.81)
10/31/02.............     7.84        0.10         (1.38)        (1.28)      (0.08)        --      (0.08)      6.48     (16.52)
--------------------------------------------------------------------------------------------------------------------------------

                         AGGRESSIVE GROWTH LIFESTAGE FUND

                                               RATIO OF NET
                         NET       RATIO OF     INVESTMENT
                        ASSETS     EXPENSES    INCOME (LOSS)
                        END OF    TO AVERAGE        TO
       PERIOD           PERIOD       NET          AVERAGE      PORTFOLIO
        ENDED          (000'S)    ASSETS(5)    NET ASSETS(5)   TURNOVER
---------------------  --------   ----------   -------------   ---------
                                            CLASS A
11/1/98-10/31/99(3)..  $ 1,929     0.10%          0.63%             9%
10/31/00.............    4,064     0.12          10.81             53
10/31/01.............    3,417     0.20           5.62             86
10/31/02.............    2,872     0.20           1.33            158
                                            CLASS B
11/1/98-10/31/99(3)..  $ 4,915     0.10%          0.66%             9%
10/31/00.............   13,450     0.24          11.51             53
10/31/01.............   12,695     0.85           4.82             86
10/31/02.............    9,992     0.85           0.70            158
                                           CLASS II*
8/10/00-10/31/00(3)..  $   184     0.73%(4)      39.30%(4)         53%
10/31/01.............      235     0.85           4.82             86
10/31/02.............      286     0.85           0.56            158
                                            CLASS I
11/1/98-10/31/99(3)..  $ 1,547     0.10%          0.62%             9%
10/31/00.............    5,004     0.15          12.62             53
10/31/01.............    5,518     0.10           5.12             86
10/31/02.............    5,910     0.10           1.36            158
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations
(4) Annualized
(5) Amounts do not include the expenses of the underlying funds

* In conjunction with the reorganization, Class C was redesignated as Class II. See Note 2 for further discussion.

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 MODERATE GROWTH LIFESTAGE FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/1/98-10/31/99(3)...  $10.00      $ 0.14        $ 1.39        $ 1.53      $(0.13)    $   --     $(0.13)    $11.40      15.20%
10/31/00.............    11.40        0.99          0.50          1.49       (0.73)     (0.09)     (0.82)     12.07      13.27
10/31/01.............    12.07        0.55         (2.21)        (1.66)      (0.38)     (1.15)     (1.53)      8.88     (15.06)
10/31/02.............     8.88        0.18         (1.30)        (1.12)      (0.11)        --      (0.11)      7.65     (12.77)

                                                            CLASS B
11/1/98-10/31/99(3)...  $10.00      $ 0.12        $ 1.41        $ 1.53      $(0.11)    $   --     $(0.11)    $11.42      15.26%
10/31/00.............    11.42        1.02          0.47          1.49       (0.74)     (0.09)     (0.83)     12.08      13.22
10/31/01.............    12.08        0.47         (2.19)        (1.72)      (0.34)     (1.15)     (1.49)      8.87     (15.56)
10/31/02.............     8.87        0.12         (1.30)        (1.18)      (0.05)        --      (0.05)      7.64     (13.38)

                                                           CLASS II*
7/12/00-10/31/00(3)...  $12.77      $ 0.73        $(1.03)       $(0.30)     $(0.36)    $   --     $(0.36)    $12.11      (2.30)%
10/31/01.............    12.11        0.28         (2.02)        (1.74)      (0.34)     (1.15)     (1.49)      8.88     (15.69)
10/31/02.............     8.88        0.10         (1.28)        (1.18)      (0.05)        --      (0.05)      7.65     (13.37)

                                                            CLASS I
11/1/98-10/31/99(3)...  $10.00      $ 0.15        $ 1.38        $ 1.53      $(0.14)    $   --     $(0.14)    $11.39      15.35%
10/31/00.............    11.39        1.16          0.32          1.48       (0.72)     (0.09)     (0.81)     12.06      13.10
10/31/01.............    12.06        0.47         (2.12)        (1.65)      (0.38)     (1.15)     (1.53)      8.88     (14.97)
10/31/02.............     8.88        0.17         (1.27)        (1.10)      (0.13)        --      (0.13)      7.65     (12.66)
--------------------------------------------------------------------------------------------------------------------------------

                                  MODERATE GROWTH LIFESTAGE FUND

                                                  RATIO OF NET
                         NET                       INVESTMENT
                        ASSETS      RATIO OF         INCOME
                        END OF      EXPENSES           TO
       PERIOD           PERIOD     TO AVERAGE        AVERAGE      PORTFOLIO
        ENDED          (000'S)    NET ASSETS(5)   NET ASSETS(5)   TURNOVER
---------------------  --------   -------------   -------------   ---------
                                             CLASS A
11/1/98-10/31/99(3)..  $ 1,918       0.10%           1.33%            11%
10/31/00.............    3,396       0.12            8.27             47
10/31/01.............    3,876       0.20            5.68             79
10/31/02.............    3,697       0.20            2.10            156
                                             CLASS B
11/1/98-10/31/99(3)..  $ 5,553       0.10%           1.40%            11%
10/31/00.............   11,843       0.23            8.53             47
10/31/01.............   13,412       0.85            4.83             79
10/31/02.............   12,036       0.85            1.44            156
                                            CLASS II*
7/12/00-10/31/00(3)..  $   183       0.80%(4)       19.82%(4)         47%
10/31/01.............      738       0.85            2.96             79
10/31/02.............      970       0.85            1.22            156
                                             CLASS I
11/1/98-10/31/99(3)..  $ 1,537       0.10%           1.42%            11%
10/31/00.............    5,439       0.15            9.91             47
10/31/01.............    8,707       0.10            4.90             79
10/31/02.............   10,932       0.10            2.07            156
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations
(4) Annualized
(5) Amounts do not include the expenses of the underlying funds

* In conjunction with the reorganization, Class C was redesignated as Class II. See Note 2 for further discussion.

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               CONSERVATIVE GROWTH LIFESTAGE FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/1/98-10/31/99(3)...  $10.00       $0.21        $ 1.02        $ 1.23      $(0.20)    $   --     $(0.20)    $11.03      12.30%
10/31/00.............    11.03        0.87          0.39          1.26       (0.60)     (0.10)     (0.70)     11.59      11.61
10/31/01.............    11.59        0.55         (1.40)        (0.85)      (0.37)     (0.99)     (1.36)      9.38      (7.91)
10/31/02.............     9.38        0.25         (1.00)        (0.75)      (0.20)        --      (0.20)      8.43      (8.18)

                                                            CLASS B
11/1/98-10/31/99(3)...  $10.00       $0.18        $ 1.05        $ 1.23      $(0.17)    $   --     $(0.17)    $11.06      12.21%
10/31/00.............    11.06        0.81          0.45          1.26       (0.59)     (0.10)     (0.69)     11.63      11.66
10/31/01.............    11.63        0.50         (1.43)        (0.93)      (0.33)     (0.99)     (1.32)      9.38      (8.60)
10/31/02.............     9.38        0.20         (1.01)        (0.81)      (0.13)        --      (0.13)      8.44      (8.80)

                                                           CLASS II*
7/20/00-10/31/00(3)...  $11.95       $0.74        $(0.73)       $ 0.01      $(0.27)    $   --     $(0.27)    $11.69       0.06%
10/31/01.............    11.69        0.34         (1.31)        (0.97)      (0.33)     (0.99)     (1.32)      9.40      (8.93)
10/31/02.............     9.40        0.16         (0.97)        (0.81)      (0.13)        --      (0.13)      8.46      (8.78)

                                                            CLASS I
11/1/98-10/31/99(3)...  $10.00       $0.21        $ 1.02        $ 1.23      $(0.20)    $   --     $(0.20)    $11.03      12.24%
10/31/00.............    11.03        0.91          0.33          1.24       (0.58)     (0.10)     (0.68)     11.59      11.54
10/31/01.............    11.59        0.54         (1.38)        (0.84)      (0.37)     (0.99)     (1.36)      9.39      (7.80)
10/31/02.............     9.39        0.26         (0.99)        (0.73)      (0.22)        --      (0.22)      8.44      (8.05)
--------------------------------------------------------------------------------------------------------------------------------

                                CONSERVATIVE GROWTH LIFESTAGE FUND

                                                  RATIO OF NET
                         NET                       INVESTMENT
                        ASSETS      RATIO OF      INCOME (LOSS)
                        END OF      EXPENSES           TO
       PERIOD           PERIOD     TO AVERAGE        AVERAGE      PORTFOLIO
        ENDED          (000'S)    NET ASSETS(5)   NET ASSETS(5)   TURNOVER
---------------------  --------   -------------   -------------   ---------
                                             CLASS A
11/1/98-10/31/99(3)..  $ 1,790       0.10%           2.01%             10%
10/31/00.............    3,420       0.12            7.62              45
10/31/01.............    3,459       0.20            5.63              85
10/31/02.............    3,699       0.20            2.79             199
                                             CLASS B
11/1/98-10/31/99(3)..  $ 5,880       0.10%           2.11%             10%
10/31/00.............   10,354       0.23            7.15              45
10/31/01.............    9,908       0.85            5.08              85
10/31/02.............    7,417       0.85            2.19             199
                                            CLASS II*
7/20/00-10/31/00(3)..  $   150       0.86%(4)       22.43%(4)          45%
10/31/01.............      642       0.85            3.43              85
10/31/02.............    1,223       0.85            1.88             199
                                             CLASS I
11/1/98-10/31/99(3)..  $ 1,508       0.10%           2.01%             10%
10/31/00.............    4,484       0.15            8.15              45
10/31/01.............    5,409       0.10            5.46              85
10/31/02.............    5,941       0.10            2.87             199
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations
(4) Annualized
(5) Amounts do not include the expenses of the underlying funds

* In conjunction with the reorganization, Class C was redesignated as Class II. See Note 2 for further discussion.

See Notes to Financial Statements

SUNAMERICA BIOTECH/HEALTH FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                       VALUE
      SECURITY DESCRIPTION            SHARES         (NOTE 3)

COMMON STOCK LONG POSITIONS -- 81.6%
BIOMEDICAL -- 14.8%
  Genentech, Inc.+..............        60,000    $     2,045,400
  IDEC Pharmaceuticals
    Corp.+(1)...................        70,000          3,221,400
  NPS Pharmaceuticals, Inc.+....        50,000          1,299,000
                                                  ---------------
                                                        6,565,800
                                                  ---------------
BIOTECHNOLOGY -- 12.4%
  Biomarin Pharmaceutical,
    Inc.+.......................       100,000            645,000
  Corixa Corp.+.................        30,000            256,500
  Genta, Inc.+..................       200,000          1,560,000
  Medicines Co.+................       100,000          1,452,000
  Neurocrine Biosciences,
    Inc.+(1)....................        35,000          1,571,500
                                                  ---------------
                                                        5,485,000
                                                  ---------------
GENOMICS -- 3.2%
  Introgen Therapeutics,
    Inc.+.......................        75,000            153,750
  Invitrogen Corp.+.............        20,000            557,600
  Myriad Genetics, Inc.+........        40,000            722,400
                                                  ---------------
                                                        1,433,750
                                                  ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 2.1%
  Centene Corp.+................        30,000            912,900
                                                  ---------------
HEALTH SERVICES -- 3.7%
  First Health Group Corp.+.....        30,000            779,400
  Odyssey Healthcare, Inc.+.....        25,000            874,500
                                                  ---------------
                                                        1,653,900
                                                  ---------------
MEDICAL DEVICES -- 5.1%
  Integra LifeSciences
    Holdings+...................       135,000          1,865,700
  Quinton Cardiology Systems,
    Inc.+.......................        60,000            382,140
                                                  ---------------
                                                        2,247,840
                                                  ---------------
MEDICAL DRUGS -- 13.2%
  Accredo Health, Inc.+.........        30,000          1,388,400
  Celgene Corp.+................        50,000          1,107,500
  OSI Pharmaceuticals, Inc.+....       150,000          2,598,000
  Telik, Inc.+..................        50,000            737,500
                                                  ---------------
                                                        5,831,400
                                                  ---------------
MEDICAL INSTRUMENTS -- 3.6%
  Conceptus, Inc.+..............       115,000          1,601,950
                                                  ---------------
MEDICAL SUPPLIES -- 6.7%
  Alcon, Inc.+..................        10,000            410,200
  Charles River Laboratories
    International, Inc.+........        70,000          2,572,500
                                                  ---------------
                                                        2,982,700
                                                  ---------------

                                          SHARES/
                                         PRINCIPAL
                                           AMOUNT             VALUE
       SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)

PHARMACEUTICALS -- 5.0%
  Eon Labs, Inc.+..................           55,000     $     1,239,150
  Inveresk Research Group, Inc.+...           25,000             487,250
  Tanox, Inc.+.....................           50,000             482,500
                                                         ---------------
                                                               2,208,900
                                                         ---------------
THERAPEUTICS -- 11.8%
  Cell Therapeutics, Inc.+.........          100,000             618,000
  CV Therapeutics, Inc.+...........           90,000           2,160,000
  Forest Laboratories, Inc.+(1)....           25,000           2,449,750
                                                         ---------------
                                                               5,227,750
                                                         ---------------
TOTAL COMMON STOCK LONG POSITIONS
  (cost $41,064,822)...............                           36,151,890
                                                         ---------------
REPURCHASE AGREEMENT -- 10.2%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement
    Account (Note 3)
    (cost: $4,513,000).............     $      4,513           4,513,000
                                                         ---------------
TOTAL INVESTMENT SECURITIES
    (cost $45,577,822*)............                           40,664,890
                                                         ---------------
COMMON STOCK-SHORT POSITIONS -- (9.6%)
BIOMEDICAL -- (2.5%)
  Biogen, Inc.+....................          (30,000)         (1,100,700)
                                                         ---------------
DISTRIBUTION -- (7.1%)
  Cardinal Health, Inc.............          (30,000)         (2,076,300)
  Merck & Co., Inc.................          (20,000)         (1,084,800)
                                                         ---------------
                                                              (3,161,100)
                                                         ---------------
TOTAL COMMON STOCK-SHORT POSITIONS
  (proceeds $3,919,118)............                           (4,261,800)
                                                         ---------------
Other assets less liabilities......             17.8           7,894,483
                                                         ---------------
NET ASSETS --......................            100.0%    $    44,297,573
                                                         ===============

------------

*                       See Note 7
+                       Non-income producing securities
(1)                     The security or a portion thereof represents
                        collateral for securities sold short.

See Notes to Financial Statements

SUNAMERICA TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                       VALUE
      SECURITY DESCRIPTION            SHARES         (NOTE 3)

COMMON STOCK -- 98.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.5%
  United Technologies Corp......         6,000    $       370,020
                                                  ---------------
APPAREL & TEXTILES -- 0.8%
  Jones Apparel Group, Inc.+....        15,000            519,600
                                                  ---------------
BANKS -- 5.2%
  Bank One Corp.................        32,500          1,253,525
  U.S. Bancorp..................        75,831          1,599,276
  Wachovia Corp.................        21,400            744,506
                                                  ---------------
                                                        3,597,307
                                                  ---------------
BROADCASTING & MEDIA -- 4.3%
  Comcast Corp., Class A+.......        29,700            683,397
  News Corp., Ltd. ADR..........        23,600            548,228
  Tribune Co....................        20,000            961,000
  Viacom, Inc., Class B+........        17,000            758,370
                                                  ---------------
                                                        2,950,995
                                                  ---------------
BUSINESS SERVICES -- 0.5%
  Accenture, Ltd., Class A+.....        20,000            337,600
                                                  ---------------
CHEMICALS -- 1.0%
  Air Products and Chemicals,
    Inc.........................        15,000            663,000
                                                  ---------------
COMMUNICATION EQUIPMENT -- 0.2%
  Motorola, Inc.................        18,000            165,060
                                                  ---------------
COMPUTER SOFTWARE -- 5.1%
  Microsoft Corp.+..............        51,100          2,732,317
  NCR Corp.+....................        20,000            444,800
  Oracle Corp.+.................        30,000            305,700
                                                  ---------------
                                                        3,482,817
                                                  ---------------
COMPUTERS & BUSINESS EQUIPMENT -- 5.2%
  Dell Computer Corp.+..........        32,000            915,520
  Intel Corp....................        64,700          1,119,310
  International Business
    Machines Corp...............        19,800          1,563,012
                                                  ---------------
                                                        3,597,842
                                                  ---------------

                                                       VALUE
      SECURITY DESCRIPTION            SHARES         (NOTE 3)

CONGLOMERATE -- 4.7%
  General Electric Co...........        94,800    $     2,393,700
  Tyco International, Ltd.......        55,500            802,530
                                                  ---------------
                                                        3,196,230
                                                  ---------------
ELECTRONICS -- 3.1%
  Altera Corp.+.................        25,000            293,000
  Applied Materials, Inc.+......        20,000            300,600
  Johnson Controls, Inc.........        15,300          1,193,400
  Linear Technology Corp........         7,000            193,480
  Texas Instruments, Inc........        10,900            172,874
                                                  ---------------
                                                        2,153,354
                                                  ---------------
ENERGY SERVICES -- 1.3%
  Baker Hughes, Inc.............        31,000            900,550
                                                  ---------------
ENERGY SOURCES -- 6.8%
  ChevronTexaco Corp............        25,000          1,690,750
  Exxon Mobil Corp..............        87,620          2,949,289
                                                  ---------------
                                                        4,640,039
                                                  ---------------
FINANCIAL SERVICES -- 10.6%
  Capital One Financial Corp....        22,000            670,340
  Charles Schwab Corp...........        22,000            201,960
  CIT Group, Inc.+..............         8,000            142,480
  Citigroup, Inc................        69,333          2,561,854
  Fannie Mae....................        24,500          1,638,070
  Goldman Sachs Group, Inc......        20,002          1,432,143
  Washington Mutual, Inc........        18,350            656,196
                                                  ---------------
                                                        7,303,043
                                                  ---------------
FOOD, BEVERAGE & TOBACCO -- 5.4%
  Coca-Cola Co..................        38,400          1,784,832
  Kraft Foods, Inc., Class A....        10,600            418,700
  PepsiCo, Inc..................        12,300            542,430
  Philip Morris Cos., Inc.......        23,800            969,850
                                                  ---------------
                                                        3,715,812
                                                  ---------------
FOREST PRODUCTS -- 1.2%
  Temple-Inland, Inc............        20,900            857,318
                                                  ---------------

SUNAMERICA TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)



                                                       VALUE
      SECURITY DESCRIPTION            SHARES         (NOTE 3)
COMMON STOCK -- (CONTINUED)
HOUSEHOLD PRODUCTS -- 4.6%
  Colgate-Palmolive Co..........         7,000    $       384,860
  Gillette Co...................        30,200            902,376
  Procter & Gamble Co...........        21,300          1,883,985
                                                  ---------------
                                                        3,171,221
                                                  ---------------
INSURANCE -- 5.2%
  Allstate Corp.................        25,000            994,500
  Ambac Financial Group, Inc....        27,900          1,724,220
  American International Group,
    Inc.#.......................        11,580            724,329
  Travelers Property Casualty
    Corp., Class A+.............         8,211            109,617
                                                  ---------------
                                                        3,552,666
                                                  ---------------
MACHINERY -- 2.6%
  Danaher Corp..................        16,000            925,600
  Deere & Co....................        18,400            853,576
                                                  ---------------
                                                        1,779,176
                                                  ---------------
MEDICAL PRODUCTS -- 3.7%
  Amgen, Inc.+..................        13,000            605,280
  Becton, Dickinson and Co......         5,000            147,550
  Johnson & Johnson.............        29,944          1,759,210
                                                  ---------------
                                                        2,512,040
                                                  ---------------
METALS & MINING -- 1.0%
  Alcoa, Inc....................        30,928            682,272
                                                  ---------------

                                          SHARES/
                                         PRINCIPAL
                                           AMOUNT             VALUE
       SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)

PHARMACEUTICALS -- 8.2%
  Bristol-Myers Squibb Co..........           19,100     $       470,051
  Eli Lilly and Co.................           24,400           1,354,200
  Pfizer, Inc......................           44,325           1,408,205
  Pharmacia Corp...................           32,200           1,384,600
  Schering-Plough Corp.............           23,700             505,995
  Wyeth............................           15,000             502,500
                                                         ---------------
                                                               5,625,551
                                                         ---------------
                                          SHARES/
                                         PRINCIPAL
                                           AMOUNT             VALUE
       SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)

COMMON STOCK -- (CONTINUED)
RETAIL STORES -- 7.5%
  Home Depot, Inc..................           36,550     $     1,055,564
  Target Corp......................           28,700             864,444
  TJX Cos, Inc.....................           50,500           1,036,260
  Wal-Mart Stores, Inc.............           40,800           2,184,840
                                                         ---------------
                                                               5,141,108
                                                         ---------------
TELECOMMUNICATIONS -- 5.2%
  Cisco Systems, Inc.+.............           93,400           1,044,212
  SBC Communications, Inc..........           37,900             972,514
  Verizon Communications, Inc......           41,730           1,575,725
                                                         ---------------
                                                               3,592,451
                                                         ---------------
TRANSPORTATION -- 1.5%
  Union Pacific Corp...............           17,500           1,033,375
                                                         ---------------
UTILITIES -- 2.7%
  DTE Energy Co....................           23,000           1,037,070
  Pinnacle West Capital Corp.......           29,000             826,500
                                                         ---------------
                                                               1,863,570
                                                         ---------------
TOTAL INVESTMENT SECURITIES
  (cost $86,085,793)...............                           67,404,017
                                                         ---------------
SHORT-TERM INVESTMENTS -- 2.4%
  Time Deposit with State Street
    Bank & Trust Co. 0.75% due
    11/01/02 (cost: $1,686,000)....     $      1,686           1,686,000
                                                         ---------------
TOTAL INVESTMENTS --
  (cost $87,771,793*)..............            100.5%         69,090,017
Liabilities in excess of other
  assets...........................             (0.5)           (370,268)
                                        ------------     ---------------
NET ASSETS --......................            100.0%    $    68,719,749
                                        ============     ===============

------------

*                       See Note 7
+                       Non-income producing securities
#                       Security represents an investment in an affiliated
                        company. See Note 6
ADR                     American Depository Receipt

See Notes to Financial Statements

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002

                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

COMMON STOCK -- 94.5%
AEROSPACE & MILITARY TECHNOLOGY -- 1.7%
  Boeing Co.............................           2,820  $      83,895
  General Dynamics Corp.................             680         53,809
  Goodrich Corp.........................             340          5,134
  Honeywell International, Inc..........           2,750         65,835
  Lockheed Martin Corp..................           1,530         88,587
  Northrop Grumman Corp.................             380         39,189
  Raytheon Co...........................           1,350         39,825
  Rockwell Collins, Inc.................             610         13,743
  United Technologies Corp..............           1,580         97,439
                                                          -------------
                                                                487,456
                                                          -------------
APPAREL & TEXTILES -- 0.4%
  Cintas Corp...........................             570         26,944
  Jones Apparel Group, Inc.+............             430         14,895
  Liz Claiborne, Inc....................             360         10,699
  Nike, Inc., Class B...................             900         42,471
  Reebok International, Ltd.+...........             200          5,650
  V.F. Corp.............................             370         13,624
                                                          -------------
                                                                114,283
                                                          -------------
AUTOMOTIVE -- 0.9%
  AutoZone, Inc.+.......................             350         30,019
  Cooper Tire & Rubber Co...............             250          3,253
  Dana Corp.............................             500          5,000
  Delphi Corp...........................           1,880         13,085
  Ford Motor Co.........................           6,120         51,775
  General Motors Corp...................           1,880         62,510
  Goodyear Tire & Rubber Co.............             550          3,905
  Harley Davidson, Inc..................           1,010         52,823
  Snap-on, Inc..........................             200          5,210
  TRW, Inc..............................             430         22,919
  Visteon Corp..........................             440          2,900
                                                          -------------
                                                                253,399
                                                          -------------
BANKS -- 6.7%
  AmSouth Bancorp.......................           1,200         23,520
  Bank of America Corp..................           5,040        351,792
  Bank of New York Co., Inc.............           2,440         63,440
  Bank One Corp.........................           3,940        151,966
  BB&T Corp.............................           1,620         58,725
  Charter One Financial, Inc............             770         23,316
  Comerica, Inc.........................             590         25,759
  Fifth Third Bancorp...................           1,950        123,825
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

BANKS -- (CONTINUED)
  First Tennessee National Corp.........             420  $      15,574
  FleetBoston Financial Corp............           3,510         82,099
  Huntington Bancshares, Inc............             800         15,128
  KeyCorp...............................           1,430         34,935
  Marshall & Ilsley Corp................             710         19,994
  Mellon Financial Corp.................           1,460         41,303
  National City Corp....................           2,050         55,616
  North Fork Bancorp., Inc..............             550         21,153
  Northern Trust Corp...................             740         25,767
  PNC Financial Services Group, Inc.....             950         38,627
  Regions Financial Corp................             740         25,064
  State Street Corp.....................           1,090         45,093
  SunTrust Banks, Inc...................             960         58,406
  Synovus Financial Corp................           1,000         20,490
  U.S. Bancorp..........................           6,420        135,398
  Union Planters Corp...................             670         18,934
  Wachovia Corp.........................           4,600        160,034
  Wells Fargo & Co......................           5,700        287,679
  Zions Bancorp.........................             310         12,465
                                                          -------------
                                                              1,936,102
                                                          -------------
BROADCASTING & MEDIA -- 3.6%
  AOL Time Warner, Inc.+................          14,970        220,807
  Clear Channel
    Communications, Inc.+...............           2,050         75,952
  Comcast Corp., Class A+...............           3,180         73,172
  Dow Jones & Co., Inc..................             280          9,834
  Gannett Co., Inc......................             900         68,337
  Interpublic Group of Cos., Inc........           1,290         15,441
  Knight Ridder, Inc....................             280         16,850
  McGraw Hill Cos., Inc.................             650         41,925
  Meredith Corp.........................             170          7,744
  New York Times Co., Class A...........             510         24,689
  Omnicom Group, Inc....................             630         36,307
  Scientific Atlanta, Inc...............             530          6,471
  Tribune Co............................           1,010         48,531
  Univision Communications, Inc., Class
    A+..................................             770         19,951
  Viacom, Inc., Class B+................           5,920        264,091
  Walt Disney Co........................           6,850        114,395
                                                          -------------
                                                              1,044,497
                                                          -------------
BUSINESS SERVICES -- 1.0%
  Allied Waste Industries, Inc.+........             660          5,379
  Avery Dennison Corp...................             370         23,029

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
BUSINESS SERVICES -- (CONTINUED)
  Ball Corp.............................             190  $       9,202
  Bemis Co., Inc........................             180          9,376
  Cendant Corp.+........................           3,490         40,135
  Convergys Corp.+......................             580          8,630
  Equifax, Inc..........................             480         11,309
  Fluor Corp............................             270          6,385
  Genuine Parts Co......................             590         17,429
  McDermott International, Inc.+........             210            745
  Pactiv Corp.+.........................             530         10,515
  Paychex, Inc..........................           1,260         36,313
  Pitney Bowes, Inc.....................             800         26,840
  Robert Half International, Inc.+......             590          9,853
  RR Donnelley & Sons Co................             380          7,619
  Sealed Air Corp.+.....................             280          4,290
  W.W. Grainger, Inc....................             310         15,023
  Waste Management, Inc.................           2,050         47,191
  Waters Corp.+.........................             440         11,079
                                                          -------------
                                                                300,342
                                                          -------------
CHEMICALS -- 1.4%
  Air Products and Chemicals, Inc.......             760         33,592
  Ashland, Inc..........................             230          6,038
  Dow Chemical Co.......................           3,060         79,529
  du Pont (E.I.) de Nemours & Co........           3,330        137,362
  Eastman Chemical Co...................             260          9,448
  Ecolab, Inc...........................             430         20,748
  Engelhard Corp........................             430          9,525
  Great Lakes Chemical Corp.............             170          4,134
  Hercules, Inc.+.......................             370          3,552
  Monsanto Co...........................             880         14,546
  PPG Industries, Inc...................             570         26,807
  Praxair, Inc..........................             540         29,430
  Rohm and Haas Co......................             740         24,620
  Sigma-Aldrich Corp....................             250         11,438
  Vulcan Materials Co...................             340         11,410
                                                          -------------
                                                                422,179
                                                          -------------
COMMUNICATION EQUIPMENT -- 0.3%
  LSI Logic Corp.+......................           1,250          7,375
  Lucent Technologies, Inc.+............          11,510         14,157
  Motorola, Inc.........................           7,710         70,701
  Tellabs, Inc.+........................           1,380         10,598
                                                          -------------
                                                                102,831
                                                          -------------
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

COMPUTER SOFTWARE -- 5.6%
  Adobe Systems, Inc....................             810  $      19,148
  Autodesk, Inc.........................             390          4,563
  Automatic Data Processing, Inc........           2,080         88,462
  BMC Software, Inc.+...................             810         12,911
  Citrix Systems, Inc.+.................             590          4,455
  Computer Associates
    International, Inc..................           1,940         28,828
  Computer Sciences Corp.+..............             580         18,728
  Compuware Corp.+......................           1,260          6,112
  Electronic Data Systems Corp..........           1,610         24,247
  First Data Corp.......................           2,540         88,748
  Fiserv, Inc.+.........................             650         20,306
  Intuit, Inc.+.........................             710         36,863
  Mercury Interactive Corp.+............             280          7,384
  Microsoft Corp.+......................          18,170        971,550
  NCR Corp.+............................             330          7,339
  Novell, Inc.+.........................           1,220          2,965
  Nvidia Corp.+.........................             510          6,069
  Oracle Corp.+.........................          18,230        185,764
  Parametric Technology Corp.+..........             880          2,033
  PeopleSoft, Inc.+.....................           1,050         19,005
  Rational Software Corp.+..............             650          4,303
  Siebel Systems, Inc.+.................           1,600         12,032
  SunGard Data Systems, Inc.+...........             950         21,062
  Unisys Corp.+.........................           1,080          9,428
  VERITAS Software Corp.+...............           1,380         21,045
                                                          -------------
                                                              1,623,350
                                                          -------------
COMPUTERS & BUSINESS EQUIPMENT -- 4.8%
  Apple Computer, Inc.+.................           1,200         19,284
  Dell Computer Corp.+..................           8,700        248,907
  EMC Corp.+............................           7,390         37,763
  Gateway, Inc.+........................           1,090          3,270
  Hewlett-Packard Co....................          10,240        161,792
  Intel Corp............................          22,360        386,828
  International Business
    Machines Corp.......................           5,680        448,379
  Lexmark International Group, Inc.+....             420         24,957
  Network Appliance, Inc.+..............           1,130         10,137
  Sun Microsystems, Inc.+...............          10,890         32,245
  Xerox Corp.+..........................           2,450         16,268
                                                          -------------
                                                              1,389,830
                                                          -------------

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
CONGLOMERATE -- 4.2%
  3M Co.................................           1,310  $     166,292
  General Electric Co...................          33,370        842,593
  ITT Industries, Inc...................             310         20,144
  Schlumberger Ltd......................           1,940         77,813
  Textron, Inc..........................             460         18,860
  Tyco International, Ltd...............           6,690         96,737
                                                          -------------
                                                              1,222,439
                                                          -------------
EDUCATION -- 0.1%
  Apollo Group, Inc., Class A+..........             580         24,070
                                                          -------------
ELECTRONICS -- 2.2%
  Advanced Micro Devices, Inc.+.........           1,150          7,061
  Agilent Technologies, Inc.+...........           1,560         21,450
  Altera Corp.+.........................           1,280         15,002
  American Power Conversion Corp.+......             660          8,527
  Analog Devices, Inc.+.................           1,230         32,964
  Applera Corp. -- Applied Biosystems
    Group...............................             710         14,363
  Applied Materials, Inc.+..............           5,520         82,965
  Applied Micro Circuits Corp.+.........           1,010          3,939
  Broadcom Corp., Class A+..............             920         11,022
  Emerson Electric Co...................           1,410         67,934
  Jabil Circuit, Inc.+..................             660         10,184
  Johnson Controls, Inc.................             300         23,400
  KLA-Tencor Corp.+.....................             630         22,447
  Linear Technology Corp................           1,070         29,575
  Maxim Integrated Products, Inc.+......           1,080         34,387
  Micron Technology, Inc.+..............           2,030         32,480
  Millipore Corp........................             160          5,442
  Molex, Inc............................             650         17,166
  National Semiconductor Corp.+.........             610          8,101
  Novellus Systems, Inc.+...............             490         15,484
  PMC-Sierra, Inc.+.....................             560          2,727
  Power-One, Inc.+......................             270          1,453
  QLogic Corp.+.........................             310         10,776
  Rockwell Automation, Inc..............             620         10,261
  Sanmina-SCI Corp.+....................           1,760          5,421
  Solectron Corp.+......................           2,760          6,210
  Symbol Technologies, Inc..............             770          6,660
  Tektronix Inc.+.......................             300          5,301
  Teradyne, Inc.+.......................             610          7,387
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

ELECTRONICS -- (CONTINUED)
  Texas Instruments, Inc................           5,820  $      92,305
  Thomas & Betts Corp.+.................             200          3,312
  Xilinx, Inc.+.........................           1,130         21,459
                                                          -------------
                                                                637,165
                                                          -------------
ENERGY SERVICES -- 0.5%
  Baker Hughes, Inc.....................           1,130         32,826
  BJ Services Co.+......................             530         16,075
  Devon Energy Corp.....................             530         26,765
  Dynegy, Inc., Class A.................           1,240            843
  Halliburton Co........................           1,460         23,623
  Nabors Industries, Ltd.+..............             480         16,786
  Rowan Cos., Inc.......................             320          6,525
  Transocean Sedco Forex, Inc...........           1,070         23,518
                                                          -------------
                                                                146,961
                                                          -------------
ENERGY SOURCES -- 5.0%
  Amerada Hess Corp.....................             300         15,390
  Anadarko Petroleum Corp...............             830         36,968
  Apache Corp...........................             480         25,949
  Burlington Resources, Inc.............             680         28,016
  ChevronTexaco Corp....................           3,580        242,115
  ConocoPhillips........................           2,270        110,095
  El Paso Corp..........................           1,960         15,190
  EOG Resources, Inc....................             390         14,442
  Exxon Mobil Corp......................          22,670        763,072
  Kerr-Mcgee Corp.......................             340         14,790
  Keyspan Corp..........................             470         17,169
  Kinder Morgan, Inc....................             410         15,010
  Marathon Oil Corp.....................           1,040         21,736
  Nicor, Inc............................             150          4,656
  NiSource, Inc.........................             700         11,564
  Noble Corp.+..........................             450         14,544
  Occidental Petroleum Corp.............           1,260         35,948
  Peoples Energy Corp...................             120          4,362
  Sempra Energy.........................             690         15,277
  Sunoco, Inc...........................             260          7,795
  Unocal Corp...........................             870         24,047
                                                          -------------
                                                              1,438,135
                                                          -------------
ENTERTAINMENT PRODUCTS -- 0.3%
  Brunswick Corp........................             300          6,174
  Eastman Kodak Co......................             980         32,291
  Electronic Arts, Inc.+................             470         30,606
  Hasbro, Inc...........................             580          5,928

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
ENTERTAINMENT PRODUCTS -- (CONTINUED)
  Mattel, Inc...........................           1,470  $      26,989
                                                          -------------
                                                                101,988
                                                          -------------
FINANCIAL SERVICES -- 8.0%
  American Express Co...................           4,460        162,210
  Bear Stearns Cos., Inc................             330         20,147
  Capital One Financial Corp............             740         22,548
  Charles Schwab Corp...................           4,580         42,044
  Citigroup, Inc........................          16,980        627,411
  Concord EFS, Inc.+....................           1,720         24,562
  Countrywide Credit Industries, Inc....             420         21,130
  Deluxe Corp...........................             210          9,706
  Fannie Mae............................           3,340        223,312
  Franklin Resources, Inc...............             870         28,701
  Freddie Mac...........................           2,330        143,481
  Golden West Financial Corp............             520         35,911
  Goldman Sachs Group, Inc..............           1,620        115,992
  H & R Block, Inc......................             610         27,072
  Household International, Inc..........           1,530         36,353
  J.P. Morgan Chase & Co................           6,690        138,817
  Lehman Brothers Holdings, Inc.........             820         43,681
  MBNA Corp.............................           4,290         87,130
  Merrill Lynch & Co., Inc..............           2,900        110,055
  Moodys Corp...........................             520         24,492
  Morgan Stanley........................           3,680        143,226
  Providian Financial Corp.+............             970          4,317
  SLM Corp..............................             520         53,425
  South Trust Corp......................           1,160         29,719
  Stilwell Financial, Inc...............             750          8,783
  T. Rowe Price Group, Inc..............             410         11,574
  Washington Mutual, Inc................           3,250        116,220
                                                          -------------
                                                              2,312,019
                                                          -------------
FOOD, BEVERAGE & TOBACCO -- 5.4%
  Adolph Coors Co., Class B.............             120          8,218
  Anheuser-Busch Cos., Inc..............           2,910        153,532
  Archer-Daniels-Midland Co.............           2,190         29,828
  Brown-Forman Corp., Class B...........             230         16,627
  Campbell Soup Co......................           1,380         29,090
  Coca-Cola Co..........................           8,330        387,178
  Coca-Cola Enterprises, Inc............           1,500         35,760
  ConAgra Foods, Inc....................           1,800         43,650
  General Mills, Inc....................           1,230         50,824
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
  H.J. Heinz & Co.......................           1,180  $      37,949
  Hershey Foods Corp....................             460         29,932
  Kellogg Co............................           1,380         43,967
  Pepsi Bottling Group, Inc.............             960         25,872
  PepsiCo, Inc..........................           5,950        262,395
  Philip Morris Cos., Inc...............           7,090        288,917
  R.J. Reynolds Tobacco Holdings, Inc...             300         12,165
  Sara Lee Corp.........................           2,630         60,043
  UST, Inc..............................             570         17,436
  Wm. Wrigley Jr. Co....................             760         40,105
                                                          -------------
                                                              1,573,488
                                                          -------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp....................             200          4,758
  Georgia-Pacific Corp..................             770          9,394
  International Paper Co................           1,620         56,587
  Louisiana Pacific Corp.+..............             350          2,359
  MeadWestvaco Corp.....................             670         14,036
  Plum Creek Timber Co., Inc............             620         14,018
  Temple-Inland, Inc....................             180          7,384
  Weyerhaeuser Co.......................             730         33,069
                                                          -------------
                                                                141,605
                                                          -------------
HEALTH SERVICES -- 1.2%
  Aetna, Inc............................             500         20,150
  HCA, Inc..............................           1,740         75,673
  Health Management Associates, Inc.,
    Class A+............................             800         15,296
  HEALTHSOUTH Corp.+....................           1,330          5,785
  Humana, Inc.+.........................             570          6,943
  Manor Care, Inc.+.....................             330          6,524
  McKesson, Inc.........................             970         28,916
  Quintiles Transnational Corp.+........             390          4,192
  Tenet Healthcare Corp.+...............           1,640         47,150
  UnitedHealth Group, Inc...............           1,020         92,769
  Wellpoint Health Networks, Inc.,
    Class A+............................             490         36,853
                                                          -------------
                                                                340,251
                                                          -------------
HOME BUILDING -- 0.1%
  Centex Corp...........................             210          9,551
  KB Home...............................             170          8,024
  Pulte Homes, Inc......................             210          9,643
                                                          -------------
                                                                 27,218
                                                          -------------

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
HOUSEHOLD PRODUCTS -- 2.8%
  Alberto-Culver Co., Class B...........             200  $      10,324
  Avon Products, Inc....................             790         38,307
  Clorox Co.............................             770         34,596
  Colgate-Palmolive Co..................           1,820        100,064
  Gillette Co...........................           3,550        106,074
  International Flavors &
    Fragrances, Inc.....................             320         10,736
  Kimberly-Clark Corp...................           1,730         89,095
  Leggett & Platt, Inc..................             660         13,761
  Newell Rubbermaid, Inc................             900         29,178
  Procter & Gamble Co...................           4,360        385,642
  Tupperware Corp.......................             200          3,228
                                                          -------------
                                                                821,005
                                                          -------------
INSURANCE -- 5.0%
  ACE, Ltd..............................             880         27,060
  AFLAC, Inc............................           1,740         52,966
  Allstate Corp.........................           2,370         94,278
  Ambac Financial Group, Inc............             360         22,248
  American International Group, Inc.#...           8,760        547,938
  Anthem, Inc.+.........................             470         29,610
  Aon Corp..............................             920         16,864
  Chubb Corp............................             580         32,718
  CIGNA Corp............................             470         16,986
  Cincinnati Financial Corp.............             540         20,515
  Hartford Financial Services
    Group, Inc..........................             830         32,785
  Jefferson Pilot Corp..................             500         20,075
  John Hancock Financial Services,
    Inc.................................             970         28,421
  Lincoln National Corp.................             620         18,916
  Loews Corp............................             620         26,747
  Marsh & McLennan Cos., Inc............           1,800         84,078
  MBIA, Inc.............................             490         21,388
  MetLife, Inc..........................           2,350         56,118
  MGIC Investment Corp..................             340         14,266
  Principal Financial Group, Inc.+......           1,160         32,538
  Progressive Corp......................             730         40,150
  Prudential Financial, Inc.+...........           1,950         56,940
  SAFECO Corp...........................             430         15,291
  St. Paul Cos., Inc....................             760         24,928
  Torchmark Corp........................             400         14,320
  Travelers Property Casualty Corp.,
    Class B+............................           3,350         45,292
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

INSURANCE -- (CONTINUED)
  UnumProvident Corp....................             810  $      16,621
  XL Capital, Ltd., Class A.............             460         35,029
                                                          -------------
                                                              1,445,086
                                                          -------------
INTERNET CONTENT -- 0.3%
  eBay, Inc.+...........................           1,025         64,821
  Sabre Holdings Corp.+.................             490          9,398
                                                          -------------
                                                                 74,219
                                                          -------------
INTERNET SOFTWARE -- 0.1%
  TMP Worldwide, Inc.+..................             380          5,882
  Yahoo!, Inc.+.........................           2,020         30,139
                                                          -------------
                                                                 36,021
                                                          -------------
LEISURE & TOURISM -- 0.6%
  AMR Corp.+............................             520          2,454
  Carnival Corp.........................           1,970         51,457
  Delta Air Lines, Inc..................             410          4,133
  Harrah's Entertainment, Inc.+.........             380         15,960
  Hilton Hotels Corp....................           1,260         15,498
  International Game Technology+........             290         21,811
  Marriott International, Inc.,
    Class A.............................             810         25,053
  Southwest Airlines Co.................           2,590         37,814
  Starwood Hotels & Resorts Worldwide,
    Inc.................................             670         15,611
                                                          -------------
                                                                189,791
                                                          -------------
MACHINERY -- 1.0%
  Caterpillar, Inc......................           1,150         46,977
  Cooper Industries, Ltd., Class A......             310          9,762
  Crane Co..............................             200          3,674
  Cummins, Inc..........................             140          3,354
  Danaher Corp..........................             510         29,504
  Deere & Co............................             800         37,112
  Dover Corp............................             680         17,054
  Eaton Corp............................             240         16,414
  Illinois Tool Works, Inc..............           1,030         63,242
  Ingersoll-Rand Company, Ltd., Class
    A...................................             570         22,230
  Navistar International Corp., Inc.+...             200          4,484
  PACCAR, Inc...........................             390         17,207
  Pall Corp.............................             410          7,122
  Parker-Hannifin Corp..................             400         17,452

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
MACHINERY -- (CONTINUED)
  Thermo Electron Corp.+................             560  $      10,298
                                                          -------------
                                                                305,886
                                                          -------------
MEDICAL PRODUCTS -- 4.6%
  Amgen, Inc.+..........................           4,290        199,743
  Bausch & Lomb, Inc....................             180          5,598
  Baxter International, Inc.............           2,020         50,540
  Becton, Dickinson and Co..............             860         25,379
  Biomet, Inc...........................             880         25,925
  Boston Scientific Corp.+..............           1,370         51,553
  C.R. Bard, Inc........................             170          9,508
  Chiron Corp.+.........................             630         24,885
  Genzyme Corp.+........................             720         20,052
  Guidant Corp.+........................           1,030         30,457
  IMS Health, Inc.......................             950         14,288
  Johnson & Johnson.....................           9,980        586,325
  MedImmune, Inc.+......................             840         21,462
  Medtronic, Inc........................           4,070        182,336
  PerkinElmer, Inc......................             420          2,923
  St. Jude Medical, Inc.+...............             590         21,010
  Stryker Corp.+........................             660         41,646
  Zimmer Holdings, Inc.+................             650         26,793
                                                          -------------
                                                              1,340,423
                                                          -------------
METALS & MINING -- 0.5%
  Alcoa, Inc............................           2,830         62,430
  Allegheny Technologies, Inc...........             270          1,849
  Freeport-McMoRan Copper & Gold, Inc.,
    Class B+............................             490          5,978
  Newmont Mining Corp...................           1,350         33,372
  Nucor Corp............................             260         10,956
  Phelps Dodge Corp.+...................             300          9,306
  United States Steel Corp..............             340          4,369
  Worthington Industries, Inc...........             290          5,464
                                                          -------------
                                                                133,724
                                                          -------------
PHARMACEUTICALS -- 8.1%
  Abbott Laboratories...................           5,240        219,399
  Allergan, Inc.........................             430         23,414
  AmerisourceBergen Corp................             360         25,614
  Biogen, Inc.+.........................             500         18,345
  Bristol-Myers Squibb Co...............           6,500        159,965
  Cardinal Health, Inc..................           1,520        105,199
  Eli Lilly and Co......................           3,770        209,235
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

PHARMACEUTICALS -- (CONTINUED)
  Forest Laboratories, Inc.+............             600  $      58,794
  King Pharmaceuticals, Inc.+...........             820         12,587
  Merck & Co., Inc......................           7,550        409,512
  Pfizer, Inc...........................          20,760        659,545
  Pharmacia Corp........................           4,330        186,190
  Schering-Plough Corp..................           4,920        105,042
  Watson Pharmaceuticals, Inc.+.........             360          9,896
  Wyeth.................................           4,450        149,075
                                                          -------------
                                                              2,351,812
                                                          -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
  Equity Office Properties Trust........           1,410         33,953
  Equity Residential....................             920         21,822
  Simon Property Group , Inc............             620         21,173
                                                          -------------
                                                                 76,948
                                                          -------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc...............             580         11,008
  McDonald's Corp.......................           4,280         77,511
  Starbucks Corp.+......................           1,300         30,992
  Wendys International, Inc.............             390         12,355
  Yum! Brands, Inc.+....................           1,000         22,530
                                                          -------------
                                                                154,396
                                                          -------------
RETAIL STORES -- 7.6%
  Albertson's, Inc......................           1,370         30,565
  American Greetings Corp., Class A+....             220          3,309
  American Standard Cos., Inc.+.........             240         16,008
  Bed Bath & Beyond, Inc.+..............             980         34,751
  Best Buy Co., Inc.+...................           1,080         22,259
  Big Lots, Inc.+.......................             390          6,474
  Black & Decker Corp...................             270         12,625
  Circuit City Stores-Circuit City
    Group...............................             700          6,937
  Costco Wholesale Corp.+...............           1,530         51,913
  CVS Corp..............................           1,320         36,604
  Dillards, Inc., Class A...............             280          4,617
  Dollar General Corp...................           1,120         15,635
  Family Dollar Stores, Inc.............             580         17,858
  Federated Department Stores, Inc.+....             680         20,876
  Fortune Brands, Inc...................             500         25,030
  Gap, Inc..............................           2,920         34,368
  Home Depot, Inc.......................           7,900        228,152
  J.C. Penney Co., Inc.
    (Holding Co.).......................             900         17,145

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
RETAIL STORES -- (CONTINUED)
  Kohl's Corp.+.........................           1,130  $      66,048
  Kroger Co.+...........................           2,650         39,326
  Limited, Inc..........................           1,750         27,423
  Lowe's Cos., Inc......................           2,610        108,915
  Masco Corp............................           1,660         34,130
  May Department Stores Co..............             970         22,650
  Maytag Corp...........................             260          6,708
  Nordstrom, Inc........................             450          8,964
  Office Depot, Inc.+...................           1,040         14,966
  RadioShack Corp.......................             580         12,122
  Safeway, Inc.+........................           1,570         36,267
  Sears, Roebuck & Co...................           1,060         27,836
  Sherwin-Williams Co...................             510         13,949
  Stanley Works.........................             290          9,387
  Staples, Inc.+........................           1,570         24,209
  SUPERVALU, Inc........................             450          7,560
  Sysco Corp............................           2,230         70,646
  Target Corp...........................           3,040         91,565
  Tiffany & Co..........................             490         12,828
  TJX Cos, Inc..........................           1,810         37,141
  Toys "R" Us, Inc.+....................             710          7,093
  Wal-Mart Stores, Inc..................          14,920        798,966
  Walgreen Co...........................           3,440        116,100
  Whirlpool Corp........................             230         10,720
  Winn-Dixie Stores, Inc................             470          7,059
                                                          -------------
                                                              2,197,704
                                                          -------------
TELECOMMUNICATIONS -- 5.0%
  ADC Telecommunications, Inc.+.........           2,670          4,219
  Alltel Corp...........................           1,040         51,698
  Andrew Corp.+.........................             330          2,838
  AT&T Corp.............................          12,900        168,216
  AT&T Wireless Services, Inc.+.........           9,080         62,380
  Avaya, Inc.+..........................           1,210          2,420
  CenturyTel, Inc.......................             480         13,598
  CIENA Corp.+..........................           1,450          5,336
  Cisco Systems, Inc.+..................          24,540        274,357
  Citizens Communications Co.+..........             950          7,904
  Comverse Technology, Inc.+............             630          4,593
  Corning, Inc.+........................           3,190          5,965
  JDS Uniphase Corp.+...................           4,570         10,287
  Nextel Communications, Inc., Class
    A+..................................           3,060         34,517
  QUALCOMM, Inc.+.......................           2,610         90,097
                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)

TELECOMMUNICATIONS -- (CONTINUED)
  Qwest Communications International,
    Inc.+...............................           5,630  $      19,086
  SBC Communications, Inc...............          11,150        286,109
  Sprint Corp. (FON Group)..............           3,000         37,260
  Sprint Corp. (PCS Group)+.............           3,340         11,623
  Verizon Communications, Inc...........           9,150        345,504
                                                          -------------
                                                              1,438,007
                                                          -------------
TRANSPORTATION -- 1.4%
  Burlington Northern Santa Fe Corp.....           1,280         32,934
  CSX Corp..............................             710         19,596
  FedEx Corp............................           1,000         53,190
  Norfolk Southern Corp.................           1,300         26,260
  Ryder System, Inc.....................             210          4,820
  Union Pacific Corp....................             850         50,193
  United Parcel Service, Inc.,
    Class B.............................           3,750        225,037
                                                          -------------
                                                                412,030
                                                          -------------
UTILITIES -- 2.8%
  AES Corp.+............................           1,820          3,221
  Allegheny Energy, Inc.................             420          2,394
  Ameren Corp...........................             490         19,796
  American Electric Power Co., Inc......           1,140         29,230
  BellSouth Corp........................           6,280        164,222
  Calpine Corp.+........................           1,260          2,520
  CenterPoint Energy, Inc...............           1,020          7,222
  Cinergy Corp..........................             560         17,422
  CMS Energy Corp.......................             480          3,758
  Consolidated Edison, Inc..............             720         30,650
  Constellation Energy Group, Inc.......             550         14,069
  Dominion Resources, Inc...............           1,020         48,960
  DTE Energy Co.........................             560         25,250
  Duke Energy Corp......................           2,980         61,060
  Edison International+.................           1,090         10,955
  Entergy Corp..........................             750         33,067
  Exelon Corp...........................           1,080         54,432
  FirstEnergy Corp......................           1,000         32,450
  FPL Group, Inc........................             610         35,978
  Mirant Corp.+.........................           1,350          2,889
  PG&E Corp.+...........................           1,320         14,322
  Pinnacle West Capital Corp............             280          7,980
  PPL Corp..............................             540         18,689
  Progress Energy, Inc..................             740         30,873

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                              VALUE
          SECURITY DESCRIPTION                SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
UTILITIES -- (CONTINUED)
  Public Service Enterprise
    Group, Inc..........................             690  $      19,769
  Southern Co...........................           2,380         70,686
  TECO Energy, Inc......................             580          8,584
  TXU Corp..............................             930         13,346
  Williams Cos., Inc....................           1,730          3,252
  Xcel Energy, Inc......................           1,340         13,936
                                                          -------------
                                                                800,982
                                                          -------------
TOTAL INVESTMENT SECURITIES
  (cost $38,543,613)....................                     27,417,642
                                                          -------------

                                            PRINCIPAL
                                              AMOUNT           VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)     (NOTE 3)

SHORT-TERM INVESTMENTS -- 0.5%
  United States Treasury Bills 1.48% due
    12/26/02@
    (cost: $149,661)....................  $          150  $       149,661
                                                          ---------------
REPURCHASE AGREEMENT -- 4.9%
  Agreement with State Street Bank &
    Trust Co., bearing interest at
    1.78%, dated
    10/31/02, to be repurchased
    11/01/02 in the amount of $1,408,070
    and collateralized by $1,400,000 of
    Federal Home Loan Bank, bearing
    interest at 3.25%, due 11/15/04 and
    having an approximate value of
    $1,454,011@
    (cost: $1,408,000)..................           1,408  $     1,408,000
                                                          ---------------
TOTAL INVESTMENTS --
  (cost $40,101,274*)...................            99.9%      28,975,303
Other assets less liabilities...........             0.1           26,792
                                          --------------  ---------------
NET ASSETS --...........................           100.0% $    29,002,095
                                          ==============  ===============

------------

*    See Note 7
+    Non-income producing securities
#    Security represents an investment in an affiliated company. See Note 6
@ The security or a portion thereof represents collateral for open future contracts.

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------------
NUMBER OF                                                            VALUE AT        VALUE AS OF       UNREALIZED
CONTRACTS          DESCRIPTION              EXPIRATION DATE         TRADE DATE     OCTOBER 31, 2002   APPRECIATION
--------------------------------------------------------------------------------------------------------------------
25 Long        S&P 500 Mini Index      December 2002                $1,072,612        $1,106,750         $34,138
 2 Long           S&P 500 Index        December 2002                   393,250           442,700          49,450
                                                                                                         -------
                                                                                                         $83,588
                                                                                                         =======

See Notes to Financial Statements

SUNAMERICA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002

                                                       VALUE
       SECURITY DESCRIPTION             SHARES        (NOTE 3)

COMMON STOCK -- 98.5%
BROADCASTING & MEDIA -- 5.4%
  AOL Time Warner, Inc.+...........      17,400    $      256,650
  Comcast Corp., Class A+..........       3,600            82,836
  Viacom, Inc., Class B+...........       3,500           156,135
                                                   --------------
                                                          495,621
                                                   --------------
BUSINESS SERVICES -- 2.0%
  Accenture, Ltd., Class A+........       4,600            77,648
  Paychex, Inc.....................       3,800           109,516
                                                   --------------
                                                          187,164
                                                   --------------
CHEMICALS -- 0.1%
  Cabot Microelectronics Corp.+....         300            13,617
                                                   --------------
COMMUNICATION EQUIPMENT -- 0.6%
  Intersil Corp., Class A+.........       1,700            28,883
  Marvell Technology Group,
    Ltd.+..........................       1,400            22,694
                                                   --------------
                                                           51,577
                                                   --------------
COMPUTER SOFTWARE -- 28.4%
  Adobe Systems, Inc...............      10,200           241,128
  Cadence Design Systems, Inc.+....       4,200            42,546
  Certegy, Inc.+...................       4,300            90,300
  DST Systems, Inc.+...............         900            27,675
  First Data Corp..................       9,300           324,942
  Fiserv, Inc.+....................       4,000           124,960
  Informatica Corp.+...............      10,100            52,520
  Mercury Interactive Corp.+.......       8,700           229,419
  Microsoft Corp.+.................      16,250           868,888
  Oracle Corp.+....................       7,200            73,368
  PeopleSoft, Inc.+................       2,900            52,490
  SAP AG...........................         550            42,289
  Siebel Systems, Inc.+............      17,400           130,848
  SunGard Data Systems, Inc.+......       2,600            57,642
  VERITAS Software Corp.+..........      16,900           257,725
                                                   --------------
                                                        2,616,740
                                                   --------------
COMPUTERS & BUSINESS EQUIPMENT -- 9.7%
  Brocade Communications
    Systems, Inc.+.................      19,600           134,652
  Dell Computer Corp.+.............      11,900           340,459
  EMC Corp.+.......................      11,600            59,276
  Intel Corp.......................       3,600            62,280
                                                       VALUE
       SECURITY DESCRIPTION             SHARES        (NOTE 3)

COMPUTERS & BUSINESS EQUIPMENT -- (CONTINUED)
  International Business Machines
    Corp...........................       2,050    $      161,827
  Lexmark International Group,
    Inc.+..........................       1,450            86,159
  Network Appliance, Inc.+.........       5,800            52,032
                                                   --------------
                                                          896,685
                                                   --------------
ELECTRONICS -- 20.6%
  Agere Systems, Inc.+.............      14,500            12,615
  Altera Corp.+....................       8,700           101,964
  Analog Devices, Inc.+............      10,100           270,680
  Applied Materials, Inc.+.........      11,600           174,348
  ASML Holding NV+.................       1,400            12,040
  Celestica, Inc.+.................       4,400            60,720
  Flextronics International,
    Ltd.+..........................      12,300           102,828
  KLA-Tencor Corp.+................       4,100           146,083
  Linear Technology Corp...........       3,800           105,032
  Maxim Integrated Products,
    Inc.+..........................       8,700           277,008
  Microchip Technology, Inc.+......       4,100           100,040
  Novellus Systems, Inc.+..........       2,300            72,680
  QLogic Corp.+....................       4,600           159,896
  Sanmina-SCI Corp.+...............       8,600            26,488
  Taiwan Semiconductor
    Manufacturing Co., Ltd. ADR+...       2,300            17,986
  Texas Instruments, Inc...........       9,500           150,670
  Xilinx, Inc.+....................       5,800           110,142
                                                   --------------
                                                        1,901,220
                                                   --------------
ENTERTAINMENT PRODUCTS -- 2.3%
  Electronic Arts, Inc.+...........       3,300           214,896
                                                   --------------
FINANCIAL SERVICES -- 1.8%
  Concord EFS, Inc.+...............      11,600           165,648
                                                   --------------
INTERNET CONTENT -- 0.4%
  Internet Security Systems,
    Inc.+..........................       1,700            31,382
  Openwave Systems, Inc.+..........       5,800             6,322
                                                   --------------
                                                           37,704
                                                   --------------
INTERNET SOFTWARE -- 1.9%
  Networks Associates, Inc.+.......       4,600            73,094
  VeriSign, Inc.+..................      13,000           104,910
                                                   --------------
                                                          178,004
                                                   --------------

SUNAMERICA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                       VALUE
       SECURITY DESCRIPTION             SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
MACHINERY -- 0.9%
  Cognex Corp.+....................       4,400    $       83,424
                                                   --------------
MEDICAL PRODUCTS -- 0.4%
  MedImmune, Inc.+.................       1,400            35,770
                                                   --------------
PHARMACEUTICALS -- 2.5%
  Bristol-Myers Squibb Co..........       2,000            49,220
  Cephalon, Inc.+..................         900            45,243
  Eli Lilly and Co.................         400            22,200
  Genentech, Inc.+.................         700            23,863
  Pfizer, Inc......................       1,400            44,478
  Schering-Plough Corp.............       1,000            21,350
  Wyeth............................         600            20,100
                                                   --------------
                                                          226,454
                                                   --------------
REGISTERED INVESTMENT COMPANIES -- 10.2%
  T Rowe Price Resources Investor
    Fund...........................     943,453           943,453
                                                   --------------
TELECOMMUNICATIONS -- 11.3%
  CIENA Corp.+.....................      12,800            47,104
  Cisco Systems, Inc.+.............      52,200           583,596
  JDS Uniphase Corp.+..............      15,900            35,791
  KT Corp. ADR.....................       1,400            28,756
  Nokia Corp. ADR..................       6,400           106,368
  QUALCOMM, Inc.+..................       4,300           148,436
  Sonus Networks, Inc.+............       3,200             1,120
  Vodafone Group, PLC ADR..........       5,800            92,336
                                                   --------------
                                                        1,043,507
                                                   --------------
TOTAL INVESTMENT SECURITIES
  (cost $12,656,116)...............                     9,091,484
                                                   --------------

                                         PRINCIPAL           VALUE
       SECURITY DESCRIPTION               AMOUNT            (NOTE 3)

REPURCHASE AGREEMENT -- 2.4%
  Agreement with State Street
    Bank & Trust Co., bearing
    interest at 1.78%, dated
    10/31/02, to be repurchased
    11/01/02 in the amount of
    $221,011 and collateralized by
    $225,000 of Federal Home Loan
    Mortgage Co., bearing interest
    at 3.50%, due 9/15/03 and
    having an approximate value of
    $229,627
    (cost: $221,000)..............    $       221,000    $      221,000
                                                         --------------
TOTAL INVESTMENTS --
  (cost $12,877,116*).............              100.9%        9,312,484
Liabilities in excess of other
  assets..........................               (0.9)          (85,109)
                                      ---------------    --------------
NET ASSETS --.....................              100.0%       $9,227,375
                                      ===============    ==============

------------

*                       See Note 7
+                       Non-income producing security
ADR                     American Depository Receipt

See Notes to Financial Statements

SUNAMERICA AGGRESSIVE LIFESTAGE GROWTH FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


       SECURITY DESCRIPTION            SHARES          VALUE

AFFILIATED INVESTMENT COMPANIES -- 100.0%
INTERNATIONAL EQUITY SECURITIES -- 29.3%
  SunAmerica International Equity
    Fund Class I (cost
    $6,480,546)....................    754,031    $     5,579,831
                                                  ---------------
DOMESTIC EQUITY SECURITIES -- 63.7%
  SunAmerica Blue Chip Growth Fund
    Class I+.......................    333,965          3,987,548
  SunAmerica Style Select Series
    Focused Multi-Cap Value Fund
    Class I........................    339,274          4,559,840
  SunAmerica Growth & Income Fund
    Class I........................    221,202          2,092,570
  SunAmerica New Century Fund
    Class I+.......................    131,271          1,506,989
                                                  ---------------
TOTAL DOMESTIC EQUITY SECURITIES
  (cost $14,541,574)...............                    12,146,947
                                                  ---------------
FIXED INCOME SECURITIES -- 7.0%
  SunAmerica Core Bond Fund
    Class I (cost $1,318,455)......    131,609          1,338,464
                                                  ---------------

TOTAL INVESTMENTS --
  (cost $22,340,575*)..............      100.0%        19,065,242
Liabilities in excess of other
  assets...........................        0.0             (4,972)
                                       -------    ---------------
NET ASSETS --......................      100.0%   $    19,060,270
                                       =======    ===============

------------

*                       See Note 7
+                       Non-income producing security

See Notes to Financial Statements

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


       SECURITY DESCRIPTION            SHARES          VALUE

AFFILIATED INVESTMENT COMPANIES -- 99.9%
INTERNATIONAL EQUITY SECURITIES -- 15.1%
  SunAmerica International Equity
    Fund Class I (cost
    $4,770,125)....................    564,887    $     4,180,164
                                                  ---------------
DOMESTIC EQUITY SECURITIES -- 57.7%
  SunAmerica Blue Chip Growth Fund
    Class I+.......................    391,554          4,675,158
  SunAmerica Style Select Series
    Focused Multi-Cap Value Fund
    Class I........................    409,478          5,503,385
  SunAmerica Growth & Income Fund
    Class I........................    436,869          4,132,776
  SunAmerica New Century Fund
    Class I+.......................    142,587          1,636,896
                                                  ---------------
TOTAL DOMESTIC EQUITY SECURITIES
  (cost $18,561,158)...............                    15,948,215
                                                  ---------------
FIXED INCOME SECURITIES -- 27.1%
  SunAmerica Core Bond Fund
    Class I (cost $7,367,232)......    735,228          7,477,265
                                                  ---------------
TOTAL INVESTMENTS --
  (cost $30,698,515*)..............       99.9%        27,605,644
Other assets less liabilities......        0.1             28,682
                                       -------    ---------------
NET ASSETS --......................      100.0%   $    27,634,326
                                       =======    ===============

------------

*                       See Note 7
+                       Non-income producing securities

See Notes to Financial Statements

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


       SECURITY DESCRIPTION            SHARES          VALUE

AFFILIATED INVESTMENT COMPANIES -- 100.4%
INTERNATIONAL EQUITY SECURITIES -- 8.1%
  SunAmerica International Equity
    Fund Class I (cost
    $1,670,660)...................     200,093    $     1,480,685
                                                  ---------------
DOMESTIC EQUITY SECURITIES -- 44.0%
  SunAmerica Blue Chip Growth Fund
    Class I.......................     214,161          2,557,087
  SunAmerica Style Select Series
    Focused Multi-Cap Value Fund
    Class I.......................     203,968          2,741,330
  SunAmerica Growth & Income Fund
    Class I+......................     251,463          2,378,835
  SunAmerica New Century Fund
    Class I+......................      31,567            362,385
                                                  ---------------
TOTAL DOMESTIC EQUITY SECURITIES
  (cost $9,019,238)...............                      8,039,637
                                                  ---------------
FIXED INCOME SECURITIES -- 48.3%
  SunAmerica Core Bond Fund
    Class I (cost $8,710,866).....     868,101          8,828,584
                                                  ---------------

TOTAL INVESTMENTS --
  (cost $19,400,764*).............       100.4%        18,348,906
Liabilities in excess of other
  assets..........................        (0.4)           (69,840)
                                      --------    ---------------
NET ASSETS --.....................       100.0%   $    18,279,066
                                      ========    ===============

------------

*                       See Note 7
+                       Non-income producing securities

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end investment company organized as a Maryland corporation on December 16, 1998. It currently consists of seven different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following
   Funds: SunAmerica Biotech/Health Fund ("Biotech/Health Fund") prior to
   April 16, 2002, this Fund's name was SunAmerica Biotech/Health 30 Fund, Tax Managed Equity Fund ("Tax Managed Equity Fund"), SunAmerica Stock Index Fund ("Stock Index Fund"), SunAmerica Science & Technology Fund ("Science & Technology Fund"), SunAmerica Aggressive Growth LifeStage Fund ("Aggressive Growth LifeStage Fund"), SunAmerica Moderate Growth LifeStage Fund ("Moderate Growth LifeStage Fund") and SunAmerica Conservative Growth LifeStage Fund ("Conservative Growth LifeStage Fund"). The investment objective for each of the Funds is as follows:

       BIOTECH/HEALTH FUND seeks long-term growth of capital through active trading of equity securities of companies principally engaged in biotechnology or healthcare, without regard to market capitalization. Under normal market conditions this Fund invests at least 80% of the Fund's net assets plus any borrowing for investment purposes, in such securities.

       TAX MANAGED EQUITY FUND seeks high total return by investing in securities of large and medium-sized companies while attempting to minimize capital gain distributions to shareholders. Under normal market conditions this Fund invest at least 80% of the Fund's net assets plus any borrowing for investment purposes, in such securities.

       STOCK INDEX FUND seeks returns that are similar to the total return of the S&P 500 Index by investing in equity securities of companies included in the S&P 500 Index. Under normal market conditions this Fund invest at least 80% of the Fund's net assets plus any borrowing for investment purposes, in such securities.

       SCIENCE & TECHNOLOGY FUND seeks long-term growth of capital through active trading of equity securities of companies expected to benefit from the development, advancement and application of science and technology, without regard to market capitalization. Under normal market conditions this Fund invests at least 80% of the Fund's net assets plus any borrowing for investment purposes, in such securities.

       AGGRESSIVE GROWTH LIFESTAGE FUND seeks growth of capital by allocating assets among a combination of SunAmerica Mutual Funds investing in equity and fixed income securities, with an emphasis on funds investing in equity securities. Under normal market conditions this Fund invests 60%-80% in domestic equity mutual funds, 15%-35% in foreign equity mutual funds and 5%-15% in bond funds.

       MODERATE GROWTH LIFESTAGE FUND seeks growth of capital and current income by allocating assets among a combination of SunAmerica Mutual Funds investing in equity and fixed income securities, with an

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   emphasis on funds investing in equity securities. Under normal market conditions the Fund invests 35%-65% in domestic equity mutual funds, 10%-20% in foreign equity mutual funds and 25%-45% in bond funds.

       CONSERVATIVE GROWTH LIFESTAGE FUND seeks current income and growth of capital, with reduced volatility by allocating assets among a combination of SunAmerica Mutual Funds investing in equity and fixed income securities, with an emphasis on funds investing in fixed income securities. Under normal market conditions the Fund invests 20%-50% in domestic equity mutual funds, 5%-15% in foreign equity mutual funds and 45%-65% in bond funds.

       The LifeStage Funds invest in various SunAmerica mutual funds, some of which are not presented in this report. Additional information on the underlying Funds is available at our website, www.sunamericafunds.com.

       Each Fund currently offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of
                              Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

         Class I shares--     Offered at net asset value per share. This
                              class is offered exclusively to participants in certain employee retirement plans and other programs.

       Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that Class B shares and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class I. The LifeStage Funds only make distribution fee payments.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 2. FUND MERGERS

       Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Funds ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

       The SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund, and SunAmerica Conservative Growth LifeStage Fund, respectively, newly created portfolios of the Corporation acquired all of the assets and liabilities of the North American Stock Index Fund, North American Science & Technology Fund, North American Aggressive Growth LifeStyle Fund, North American Moderate Growth LifeStyle Fund, and North American Conservative Growth LifeStyle Fund, respectively. In conjunction with the reoganization, for each of the listed Funds above, Class C shares of each of the NA Funds were redesignated as Class II shares of the SA Funds.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

       The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. The investments of the LifeStage Funds and other mutual funds held are valued at the closing net asset value per share of each underlying Fund. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors (the "Directors").

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   REPURCHASE AGREEMENTS: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       As of October 31, 2002, Biotech/Health Fund had a 2.4% undivided interest which represented $4,513,000 in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

       State Street Bank & Trust Co. Repurchase Agreement, 1.78% dated 10/31/02 in the principal amount of $190,238,000, repurchase price $190,247,406 due 11/01/02, collateralized by the following:

                                                       INTEREST      MATURITY       PRINCIPAL           MARKET
      TYPE OF COLLATERAL                                 RATE          DATE           AMOUNT            VALUE
      ------------------                               --------      --------      ------------      ------------
      U.S. Treasury Bond.............................    8.13%       8/15/21       $94,238,000       $96,132,938
      U.S. Treasury Note.............................    3.00%       1/31/04        96,000,000        97,936,232

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The LifeStage Funds invest in a combination of SunAmerica Mutual Funds including Funds investing in fixed income securities. Funds that invest in fixed income securities amortize premiums and accrete discounts, as well as those original issue discounts for which amortization is required for federal income tax purposes. Gains and losses realized upon the sale of such securities are based on their identified cost. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

       Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

       Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset values or other appropriate methods. In all other respects, expenses are charged to each fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations. For the LifeStage Funds, the expenses included in the accompanying financial statements reflect the expenses of the LifeStage Funds and do not include any expenses associated with the underlying Funds.

       The Funds issue and redeem shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Dividends from net investment income, if any, are paid at least annually. Capital gain distributions, if any, are paid at least annually.

       The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected. The Funds intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

       The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

       Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   SHORT SALES: The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
   (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

       The Corporation, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of each respective Fund and administers its corporate affairs, subject to general review by the Directors. In connections therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Funds to SAAMCo is computed daily and payable monthly, at an annual rate based on the average daily net assets as follows:

                                                                         EXCESS
                                                          FIRST           OVER
FUND                                                   $500 MILLION   $500 MILLION
----                                                   ------------   ------------
Biotech/Health Fund..................................      0.75%          same
Tax Managed Equity Fund..............................      0.85%          same
Stock Index Fund.....................................      0.27%          0.26%
Science & Technology Fund............................      0.90%          same
Aggressive Growth LifeStage Fund.....................      0.10%          same
Moderate Growth LifeStage Fund.......................      0.10%          same
Conservative Growth LifeStage Fund...................      0.10%          same

       Prior to November 16, 2001, American General Asset Management ("AGAM") was the advisor for the Stock Index Fund, Science & Technology Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund and Conservative Growth LifeStage Fund. The annual investment advisory and management fee percentages payable to AGAM prior to November 16, 2001, are the same as those payable under the current investment advisory agreement with SAAMCo.

       The Tax Managed Equity Fund, Stock Index Fund and Science & Technology Fund are subadvised by J.P. Morgan Fleming Asset Management, Inc., AIG Global Investment Corp. ("AIGGIC") and T. Rowe Price & Associates, Inc., respectively. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. Under the Subadvisory Agreements, the subadvisors manage the investment and reinvestment of the assets of the respective Fund for which they are responsible. Each of the subadvisors is independent of SAAMCo except for AIGGIC and discharges its responsibilities subject to the polices of the Corporation's Directors and the oversight and supervision of SAAMCo.

       All Subadvisory fees are paid by SAAMCo and do not increase Fund expenses. The Subadvisory fees paid by SAAMCo are computed at an annual rate based upon the average daily net assets as follows:

                                                                    SUBADVISORY
                                                      ASSETS           FEES
                                                  ---------------   -----------
Tax Managed Equity Fund.........................  $0-$200 million       0.45%
                                                    >$200 million       0.40
                                                    >$400 million       0.35
Stock Index Fund................................    $0-$2 billion       0.20
                                                      >$2 billion       0.10
Science & Technology Fund.......................      >$0 million       0.60

       Prior to November 16, 2001, the Stock Index Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund, and Conservative Growth LifeStage Fund (all operating as the North American

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   Funds) were sub-advised by American General Investment Management, L.P. ("AGIM"). AGIM was an indirect wholly-owned subsidiary of AIG and received the same fee rate as the current subadvisor, which was paid by AGAM.

       SAAMCo has agreed to waive fees or reimburse expenses, if necessary to keep the annual expenses at or below an annual rate of 1.55% of the assets of Class A shares and 2.20% of the assets of Class B and Class II shares for the Biotech/Health Fund; 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class II shares for the Tax Managed Equity Fund; 0.75% of the assets of Class A shares, and 1.40% of the assets of Class B and Class II shares for the SunAmerica Stock Index Fund; and 1.50% of the assets of Class A shares, 2.15% of the assets of Class B and Class II shares and 1.40% of the assets of Class I shares of the SunAmerica Science & Technology Fund. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Funds' investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Funds within the following two years, provided that the Funds are able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

       For the year ended October 31, 2002, expenses were reimbursed to the Funds as follows:

                                                                     SAAMCO       AGAM
                                                                    ---------   --------
      Biotech/Health Fund Class A.................................  $ 45,661     $   --
      Biotech/Health Fund Class B.................................    42,967         --
      Biotech/Health Fund Class II................................    37,977         --
      Tax Managed Equity Fund Class A.............................    51,827         --
      Tax Managed Equity Fund Class B.............................    73,192         --
      Tax Managed Equity Fund Class II............................    76,127         --
      Stock Index Fund Class A....................................    52,472      2,182
      Stock Index Fund Class B....................................   134,734      6,263
      Stock Index Fund Class II...................................    22,912        398
      Science & Technology Fund Class A...........................    34,974        674
      Science & Technology Fund Class B...........................   103,031      2,375
      Science & Technology Fund Class II..........................    15,372        235
      Science & Technology Fund Class I...........................     9,895        178

       For the year ended October 31, 2002, none of the previously reimbursed expenses have been repaid to the Advisor by the Funds.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

       At October 31, 2002, expenses previously waived or reimbursed by SAAMCo that are subject to recoupment are as follows:

                                                         MANAGEMENT FEES
                                                           REIMBURSED
                                                         ---------------
     Biotech/Health Fund...............................     $--
     Tax Managed Equity Fund...........................      --
     Stock Index Fund..................................       75,459
     Science & Technology Fund.........................       69,748

                                                         OTHER EXPENSES
                                                           REIMBURSED
                                                         ---------------
     Biotech/Health Fund Class A.......................     $101,105
     Biotech/Health Fund Class B.......................       94,629
     Biotech/Health Fund Class II......................       84,485
     Tax Managed Equity Fund Class A...................      103,475
     Tax Managed Equity Fund Class B...................      140,981
     Tax Managed Equity Fund Class II..................      147,573
     Stock Index Fund Class A..........................       33,240
     Stock Index Fund Class B..........................       83,732
     Stock Index Fund Class II.........................       17,686
     Science & Technology Fund Class A.................       20,280
     Science & Technology Fund Class B.................       53,945
     Science & Technology Fund Class II................       10,500
     Science & Technology Fund Class I.................        8,798

       The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

       Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares,

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the three LifeStage Funds, the Distribution Plans also provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rate.

       Prior to November 16, 2001, the Stock Index Fund, Science & Technology Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund and Conservative Growth LifeStage Fund were subject to a different Distribution Agreement with American General Fund Distributor, Inc. ("AGFD"). Under this agreement, AGFD received fees from the Stock Index Fund and Science & Technology Fund at an annual rate of 0.35% for the Class A shares and 1.00% for Class B and II shares based on average daily net assets of each class. For the LifeStage Funds, AGFD received fees at an annual rate of 0.10% for the Class A shares and 0.75% for Class B and II shares based on average daily assets of each class.

       In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

       SACS receives sales charges on the Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the period November 17, 2001 to October 31, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                     CLASS A                        CLASS B
                                                    ------------------------------------------   -------------
                                                                                                  CONTINGENT
                                                     SALES       AFFILIATED     NON-AFFILIATED     DEFERRED
                                                    CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                    --------   --------------   --------------   -------------
    Biotech/Health Fund...........................   114,522        43,180           53,651         113,888
    Tax Managed Equity Fund.......................    51,044        26,199           18,053         160,078
    Stock Index Fund..............................    77,337        31,021           34,849          48,052
    Science & Technology Fund.....................    19,993        15,146            2,067          25,898
    Aggressive Growth LifeStage Fund..............    19,043        15,518            1,046          26,359
    Moderate Growth LifeStage Fund................    34,351        27,861            1,405          31,993
    Conservative Growth LifeStage Fund............    26,610        21,581            2,173          28,612

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

                                                                             CLASS II
                                                     ---------------------------------------------------------
                                                                                                  CONTINGENT
                                                      SALES      AFFILIATED     NON-AFFILIATED     DEFERRED
                                                     CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                     -------   --------------   --------------   -------------
    Biotech/Health Fund............................   23,868        11,254           12,614          12,182
    Tax Managed Equity Fund........................   25,822        10,737           15,085          13,956
    Stock Index Fund...............................   18,555         8,769            9,786           1,046
    Science & Technology Fund......................    1,381           630              751             163
    Aggressive Growth LifeStage Fund...............    1,646         1,100              546             118
    Moderate Growth LifeStage Fund.................    2,956         1,784            1,172             381
    Conservative Growth LifeStage Fund.............    5,492         2,179            3,313             144

       The LifeStage Funds do not invest in underlying SunAmerica Funds for the purpose of exercising management or control; however, investments by the LifeStage Funds within the set limits may represent a significant portion of an underlying SunAmerica Fund's net assets. At October 31, 2002, each LifeStage Fund held less than 10% of the outstanding shares of any underlying SunAmerica Fund. In addition, the LifeStage Funds, in the aggregate, held less than 15% of the outstanding shares of any underlying SunAmerica Funds.

       The Corporation has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 2002, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                                      PAYABLE AT
                                                          EXPENSES                                 OCTOBER 31, 2002
                                         ------------------------------------------   -------------------------------------------
                                         CLASS A    CLASS B    CLASS II    CLASS I    CLASS A    CLASS B    CLASS II     CLASS I
                                         --------   --------   ---------   --------   --------   --------   ---------   ---------
    Biotech/Health Fund................  $50,476    $47,048     $39,673      $ --      $2,958     $2,844     $2,283     $      --
    Tax Managed Equity Fund............   54,112     80,589      81,455        --       3,058      4,720      4,839            --
    Stock Index Fund...................   17,008     45,104       4,622        --       1,301      3,368        492            --
    Science & Technology Fund..........    5,383     17,983       1,785       402         348      1,093        100            25

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

       As of October 31, 2002, The Variable Annuity Life Insurance Company ("VALIC"), an indirect wholly owned subsidiary of AIG, held five percent or more of the outstanding shares of the indicated Funds' classes:

FUND
----------------------------------------------------------------------
Stock Index
Class A.....................................................     23%
Science & Technology
Class A.....................................................      6
Class I.....................................................    100
Aggressive Growth Lifestyle
Class A.....................................................     36
Class B.....................................................      9
Class I.....................................................     36
Moderate Growth Lifestyle
Class A.....................................................     31
Class B.....................................................      8
Class I.....................................................     21
Conservative Growth Lifestyle
Class A.....................................................     34
Class B.....................................................     15
Class I.....................................................     43

       In addition, SAAMCo owns 7% of the Class II outstanding shares of the Tax Managed Equity Fund and 3% of the Class A outstanding shares of the Biotech/Health Fund.

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

       The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the period ended October 31, 2002 were as follows:

                                                                                         AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                             SCIENCE &     GROWTH       GROWTH        GROWTH
                                       BIOTECH/    TAX MANAGED  STOCK INDEX  TECHNOLOGY   LIFESTAGE    LIFESTAGE    LIFESTAGE
                                     HEALTH FUND      FUND         FUND         FUND        FUND         FUND          FUND
                                     ------------  -----------  -----------  ----------  -----------  -----------  ------------
      Purchases (excluding U.S.
        government securities).....  $185,934,273  $15,238,773  $4,786,095   $9,833,041  $35,778,226  $48,923,714  $37,856,959
      Sales (excluding U.S.
        government securities).....   192,864,170   39,638,091     688,709    9,155,254   34,615,161   43,639,773   37,042,175
      Purchases of U.S. government
        securities.................            --           --          --           --           --           --           --
      Sales of U.S. government
        securities.................            --           --          --           --           --           --           --

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 6. TRANSACTIONS WITH AFFILIATE

       As disclosed in the investment portfolio of the Tax Managed Equity Fund and Stock Index Fund, the Funds own a security issued by American International Group, Inc. ("AIG") or an affiliate thereof. For the period ended October 31, 2002, the Funds recorded income on security transactions of AIG and subsidiaries of AIG as follows:

  FUND                                                   SECURITY               INCOME
  ----                                      ----------------------------------  ------
  Tax Managed Equity Fund............       American International Group, Inc.  $2,003
  Stock Index Fund...................       American International Group, Inc.   1,419

       The following funds incurred brokerage commissions with affiliated brokers which are affiliates of a sub-adviser:

                                                                                            AGGRESSIVE   MODERATE    CONSERVATIVE
                                            BIOTECH/      TAX        STOCK     SCIENCE &      GROWTH      GROWTH        GROWTH
                                             HEALTH     MANAGED      INDEX     TECHNOLOGY   LIFESTAGE    LIFESTAGE    LIFESTAGE
                                              FUND       FUND        FUND         FUND         FUND        FUND          FUND
                                            --------   ---------   ---------   ----------   ----------   ---------   ------------
      J.P. Morgan Securities, Inc........    23,198         --           --       489              --         --             --
      J.P. Morgan Securities, Ltd........        --         --           --        53              --         --             --

NOTE 7. FEDERAL INCOME TAXES

       The following details the tax basis distributions as well as the components of distributable earnings. As of October 31, 2002, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, and Fund mergers.

                                           DISTRIBUTABLE EARNINGS                   TAX DISTRIBUTIONS
                               -----------------------------------------------    ----------------------
                                            LONG-TERM GAINS/      UNREALIZED                   LONG-TERM
                               ORDINARY       CAPITAL LOSS       APPRECIATION     ORDINARY      CAPITAL
                                INCOME         CARRYOVER        (DEPRECIATION)     INCOME        GAINS
                               ---------    ----------------    --------------    ---------    ---------
Biotech/Health Fund..........  $  --          $(35,214,797)      $ (5,255,659)    $  --        $  --
Tax Managed Equity Fund......     --           (26,663,794)       (18,681,776)       --           --
Stock Index Fund.............    87,654         (2,502,376)       (11,125,971)      54,993        --
Science & Technology Fund....     --           (17,643,730)        (5,623,668)       --           --
Aggressive Growth LifeStage
  Fund.......................   111,028         (7,009,176)        (6,076,726)     109,998        --
Moderate Growth LifeStage
  Fund.......................   349,625         (4,024,724)        (6,261,638)     262,993        --
Conservative Growth LifeStage
  Fund.......................   358,022         (2,586,907)        (2,632,571)     340,001        --

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

       As of October 31, 2002, the following funds have capital loss carryforwards which will be available to the extent provided in regulations and which will expire between 2007-2010. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                    CAPITAL LOSS
                                                                    CARRYFORWARDS
      PORTFOLIOS                                                       AMOUNT
      ----------                                                    -------------
      Biotech/Health Fund.........................................   $35,214,797
      Tax Managed Equity Fund.....................................   26,663,794
      Stock Index Fund............................................    2,502,376
      Science & Technology Fund...................................   17,643,730
      Aggressive Growth LifeStage Fund............................    7,009,175
      Moderate Growth LifeStage Fund..............................    4,024,724
      Conservative Growth LifeStage Fund..........................    2,586,907

       The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                                                           AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                               SCIENCE &     GROWTH       GROWTH        GROWTH
                                      BIOTECH/    TAX MANAGED   STOCK INDEX   TECHNOLOGY    LIFESTAGE    LIFESTAGE    LIFESTAGE
                                     HEALTH FUND      FUND          FUND         FUND         FUND         FUND          FUND
                                     -----------  ------------  ------------  -----------  -----------  -----------  ------------
      Cost.........................  $45,577,867  $ 87,771,793  $ 40,101,274  $14,936,152  $25,141,968  $33,867,282  $20,981,477
                                     ===========  ============  ============  ===========  ===========  ===========  ===========
      Appreciation.................  $ 4,030,396  $  4,082,764  $  1,350,537  $   175,659  $    20,008  $   110,033  $   117,718
      Depreciation.................   (8,943,373)  (22,764,540)  (12,476,508)  (5,799,327)  (6,096,734)  (6,371,671)  (2,750,289)
                                     -----------  ------------  ------------  -----------  -----------  -----------  -----------
      Net unrealized appreciation
        (depreciation).............  $(4,912,977) $(18,681,776) $(11,125,971) $(5,623,668) $(6,076,726) $(6,261,638) $(2,632,571)
                                     ===========  ============  ============  ===========  ===========  ===========  ===========

       For the year ended October 31, 2002, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                ACCUMULATED     ACCUMULATED
                                               UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                               NET REALIZED    NET INVESTMENT       IN
                                                GAIN (LOSS)    INCOME (LOSS)      CAPITAL
                                               -------------   --------------   -----------
Biotech/Health Fund..........................      $--            $1,114,788    $(1,114,788)
Tax Managed Equity Fund......................       --               391,187       (391,187)
Stock Index Fund.............................       --                   153           (153)
Science & Technology Fund....................        70,758          206,728       (277,486)
Aggressive Growth LifeStage Fund.............       --                 7,129         (7,129)
Moderate Growth LifeStage Fund...............         5,058            7,636        (12,694)
Conservative Growth LifeStage Fund...........         5,039            3,478         (8,517)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 8. CAPITAL SHARE TRANSACTIONS

       Transactions in capital shares of each class of each fund were as follows:

                                                            BIOTECH/HEALTH FUND
                             ---------------------------------------------------------------------------------
                                                     CLASS A                                   CLASS B
                             -------------------------------------------------------   -----------------------
                                 FOR THE YEAR ENDED           FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                  OCTOBER 31, 2002             OCTOBER 31, 2001           OCTOBER 31, 2002
                             --------------------------   --------------------------   -----------------------
                               SHARES         AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT
                             -----------   ------------   -----------   ------------   --------   ------------
      Shares sold..........      646,970   $  6,336,427     1,523,839   $ 19,328,469    572,460   $  5,712,976
      Reinvested
        dividends..........           --             --        90,582      1,154,912         --             --
      Shares redeemed......   (1,062,148)    (9,526,931)     (997,730)   (11,897,794)  (810,536)    (7,339,560)
                             -----------   ------------   -----------   ------------   --------   ------------
      Net increase
        (decrease).........     (415,178)  $ (3,190,504)      616,691   $  8,585,587   (238,076)  $ (1,626,584)
                             ===========   ============   ===========   ============   ========   ============

                                 BIOTECH/HEALTH FUND
                             ---------------------------
                                       CLASS B
                             ---------------------------
                                 FOR THE YEAR ENDED
                                  OCTOBER 31, 2001
                             ---------------------------
                               SHARES         AMOUNT
                             -----------   -------------
      Shares sold..........    1,368,880   $ 16,915,515
      Reinvested
        dividends..........       65,973        837,863
      Shares redeemed......     (569,351)    (6,535,846)
                             -----------   ------------
      Net increase
        (decrease).........      865,502   $ 11,217,532
                             ===========   ============

                                                                                   BIOTECH/HEALTH FUND
                                                                    --------------------------------------------------
                                                                                         CLASS II
                                                                    --------------------------------------------------
                                                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                                                    ----------------------   -------------------------
                                                                     SHARES      AMOUNT        SHARES        AMOUNT
                                                                    --------   -----------   ----------   ------------
      Shares sold.................................................   339,378   $ 3,284,100    1,263,968   $ 16,061,228
      Reinvested dividends........................................        --            --       68,144        865,866
      Shares redeemed.............................................  (838,133)   (7,689,471)    (455,465)    (5,054,074)
                                                                    --------   -----------   ----------   ------------
      Net increase (decrease).....................................  (498,755)  $(4,405,371)     876,647   $ 11,873,020
                                                                    ========   ===========   ==========   ============

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

                                                           TAX MANAGED EQUITY FUND
                             ------------------------------------------------------------------------------------
                                                     CLASS A                                    CLASS B
                             -------------------------------------------------------   --------------------------
                                 FOR THE YEAR ENDED           FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                  OCTOBER 31, 2002             OCTOBER 31, 2001             OCTOBER 31, 2002
                             --------------------------   --------------------------   --------------------------
                               SHARES         AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT
                             -----------   ------------   -----------   ------------   -----------   ------------
      Shares sold..........      255,825   $  2,796,384       911,990   $ 11,796,873       341,922   $  3,766,020
      Reinvested
        dividends..........           --             --            --             --            --             --
      Shares redeemed......   (1,016,375)   (10,481,262)     (977,711)   (11,991,786)   (1,167,526)   (11,638,648)
                             -----------   ------------   -----------   ------------   -----------   ------------
      Net increase
        (decrease).........     (760,550)  $ (7,684,878)      (65,721)  $   (194,913)     (825,604)  $ (7,872,628)
                             ===========   ============   ===========   ============   ===========   ============

                              TAX MANAGED EQUITY FUND
                             --------------------------
                                      CLASS B
                             --------------------------
                                 FOR THE YEAR ENDED
                                  OCTOBER 31, 2001
                             --------------------------
                               SHARES         AMOUNT
                             -----------   ------------
      Shares sold..........    1,228,307   $ 15,652,384
      Reinvested
        dividends..........           --             --
      Shares redeemed......     (814,101)    (9,963,711)
                             -----------   ------------
      Net increase
        (decrease).........      414,206   $  5,688,673
                             ===========   ============

                                                                                    TAX MANAGED EQUITY FUND
                                                                    -------------------------------------------------------
                                                                                           CLASS II
                                                                    -------------------------------------------------------
                                                                        FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                         OCTOBER 31, 2002             OCTOBER 31, 2001
                                                                    --------------------------   --------------------------
                                                                      SHARES         AMOUNT        SHARES         AMOUNT
                                                                    -----------   ------------   -----------   ------------
      Shares sold.................................................      319,412   $  3,458,869     1,620,914   $ 21,085,786
      Reinvested dividends........................................           --             --            --             --
      Shares redeemed.............................................   (1,331,221)   (13,791,589)   (1,172,175)   (14,332,986)
                                                                    -----------   ------------   -----------   ------------
      Net increase (decrease).....................................   (1,011,809)  $(10,332,720)      448,739   $  6,752,800
                                                                    ===========   ============   ===========   ============

                                                                 STOCK INDEX FUND
                                    ---------------------------------------------------------------------------
                                                         CLASS A                                CLASS B
                                    --------------------------------------------------   ----------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001           OCTOBER 31, 2002
                                    ----------------------   -------------------------   ----------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                                    --------   -----------   ----------   ------------   --------   -----------
      Shares sold.................   260,515   $ 2,428,245      258,853   $  2,809,192    632,857   $ 5,906,314
      Reinvested dividends........     5,044        49,982        7,719         91,839        431         4,268
      Shares redeemed.............  (155,624)   (1,356,697)    (123,652)    (1,329,916)  (568,750)   (5,278,347)
                                    --------   -----------   ----------   ------------   --------   -----------
      Net increase (decrease).....   109,935   $ 1,121,530      142,920   $  1,571,115     64,538   $   632,235
                                    ========   ===========   ==========   ============   ========   ===========

                                        STOCK INDEX FUND
                                    ------------------------
                                            CLASS B
                                    ------------------------
                                       FOR THE YEAR ENDED
                                        OCTOBER 31, 2001
                                    ------------------------
                                     SHARES        AMOUNT
                                    ---------   ------------
      Shares sold.................    752,293   $ 8,179,271
      Reinvested dividends........      6,053        71,582
      Shares redeemed.............   (385,467)   (4,208,540)
                                    ---------   -----------
      Net increase (decrease).....    372,879   $ 4,042,313
                                    =========   ===========

                                                                                     STOCK INDEX FUND
                                                                    --------------------------------------------------
                                                                                        CLASS II+
                                                                    --------------------------------------------------
                                                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                                                    ----------------------   -------------------------
                                                                     SHARES      AMOUNT        SHARES        AMOUNT
                                                                    --------   -----------   ----------   ------------
      Shares sold.................................................   292,752   $ 2,643,459      148,248   $  1,626,854
      Reinvested dividends........................................        29           282          152          1,840
      Shares redeemed.............................................   (71,600)     (632,305)     (38,887)      (379,280)
                                                                    --------   -----------   ----------   ------------
      Net increase (decrease).....................................   221,181   $ 2,011,436      109,513   $  1,249,414
                                                                    ========   ===========   ==========   ============

    ----------------------

    + See Note 2

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

                                                SCIENCE & TECHNOLOGY FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................   244,541   $   726,756      452,611   $  2,480,570
      Reinvested dividends........        --            --           --             --
      Shares redeemed.............  (134,448)     (384,113)    (184,314)      (840,828)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....   110,093   $   342,643      268,297   $  1,639,742
                                    ========   ===========   ==========   ============

                                                SCIENCE & TECHNOLOGY FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   559,269   $ 1,607,887   1,406,188   $ 7,461,633
      Reinvested dividends........        --            --          --            --
      Shares redeemed.............  (541,541)   (1,479,868)   (383,914)   (2,003,728)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....    17,728   $   128,019   1,022,274   $ 5,457,905
                                    ========   ===========   =========   ===========

                                                SCIENCE & TECHNOLOGY FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    63,024   $   193,961      241,874   $  1,314,621
      Reinvested dividends........        --            --           --             --
      Shares redeemed.............   (94,353)     (248,758)     (71,192)      (348,860)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....   (31,329)  $   (54,797)     170,682   $    965,761
                                    ========   ===========   ==========   ============

                                                SCIENCE & TECHNOLOGY FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................    33,747   $   116,738     216,086   $   741,506
      Reinvested dividends........        --            --          --            --
      Shares redeemed.............  (224,586)     (790,279)    (25,223)      (87,008)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....  (190,839)  $  (673,541)    190,863   $   654,498
                                    ========   ===========   =========   ===========

                                             AGGRESSIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    93,914   $   714,141      117,408   $  1,098,427
      Reinvested dividends........     4,135        34,526       71,677        706,323
      Shares redeemed.............   (90,472)     (703,615)     (71,982)      (644,470)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....     7,577   $    45,052      117,103   $  1,160,280
                                    ========   ===========   ==========   ============

                                            AGGRESSIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   193,588   $ 1,476,309     450,164   $ 4,358,173
      Reinvested dividends........     2,073        17,106     243,396     2,403,215
      Shares redeemed.............  (272,106)   (2,014,498)   (125,142)   (1,150,059)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   (76,445)  $  (521,083)    568,418   $ 5,611,329
                                    ========   ===========   =========   ===========

                                             AGGRESSIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    45,563   $   380,095       19,662   $    183,574
      Reinvested dividends........        41           344        3,655         36,216
      Shares redeemed.............   (31,487)     (275,989)      (7,857)       (69,675)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    14,117   $   104,450       15,460   $    150,115
                                    ========   ===========   ==========   ============

                                            AGGRESSIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   280,983   $ 2,138,818     266,592   $ 2,388,394
      Reinvested dividends........     7,447        61,214      88,598       874,251
      Shares redeemed.............   (79,390)     (587,171)    (44,977)     (410,052)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   209,040   $ 1,612,861     310,213   $ 2,852,593
                                    ========   ===========   =========   ===========

    ----------------------

    + See Note 2

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

                                              MODERATE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................   121,248   $   997,231      151,471   $  1,574,137
      Reinvested dividends........     5,608        50,695       51,382        516,345
      Shares redeemed.............   (79,893)     (691,063)     (47,854)      (444,424)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    46,963   $   356,863      154,999   $  1,646,058
                                    ========   ===========   ==========   ============

                                             MODERATE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   261,161   $ 2,203,318     572,410   $ 5,714,312
      Reinvested dividends........     8,440        76,638     154,560     1,560,419
      Shares redeemed.............  (206,329)   (1,753,040)   (194,909)   (1,868,300)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....    63,272   $   526,916     532,061   $ 5,406,431
                                    ========   ===========   =========   ===========

                                              MODERATE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    67,822   $   582,164       71,200   $    708,779
      Reinvested dividends........       481         4,379        3,045         30,642
      Shares redeemed.............   (24,662)     (206,397)      (6,247)       (58,276)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    43,641   $   380,146       67,998   $    681,145
                                    ========   ===========   ==========   ============

                                             MODERATE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   672,505   $ 5,764,807     539,689   $ 5,213,319
      Reinvested dividends........    14,350       129,438      72,733       731,965
      Shares redeemed.............  (238,088)   (2,026,639)    (82,754)     (779,202)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   448,767   $ 3,867,606     529,668   $ 5,166,082
                                    ========   ===========   =========   ===========

                                            CONSERVATIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................   151,857   $ 1,331,153       98,491   $    986,079
      Reinvested dividends........     8,165        76,020       42,833        428,349
      Shares redeemed.............   (89,989)     (808,598)     (67,835)      (642,462)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    70,033   $   598,575       73,489   $    771,966
                                    ========   ===========   ==========   ============

                                           CONSERVATIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   152,122   $ 1,346,548     240,756   $ 2,478,072
      Reinvested dividends........    13,082       127,052     124,717     1,252,906
      Shares redeemed.............  (342,458)   (3,097,024)   (199,307)   (1,960,310)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....  (177,254)  $(1,623,424)    166,166   $ 1,770,668
                                    ========   ===========   =========   ===========

                                            CONSERVATIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    94,644   $   839,800       64,397   $    655,774
      Reinvested dividends........       950         8,928        2,767         27,969
      Shares redeemed.............   (19,358)     (170,559)     (11,746)      (117,340)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    76,236   $   678,169       55,418   $    566,403
                                    ========   ===========   ==========   ============

                                           CONSERVATIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                       OCTOBER 31, 2002          OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   175,836   $ 1,599,196     174,064   $ 1,741,777
      Reinvested dividends........    13,749       128,001      55,665       557,065
      Shares redeemed.............   (61,696)     (557,703)    (40,675)     (396,177)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   127,889   $ 1,169,494     189,054   $ 1,902,665
                                    ========   ===========   =========   ===========

    ----------------------

    + See Note 2

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 9. EXPENSE REDUCTIONS

       Through expense offset arrangements resulting from broker commission recapture a portion of the Fund's expenses have been reduced. For the period ended October 31, 2002, the amount of expense reductions received by each Fund were as follows:

                                                              TOTAL EXPENSE
                                                               REDUCTIONS
                                                              -------------
Biotech/Health Fund.........................................     $   --
Tax Managed Equity Fund.....................................         --
Stock Index Fund............................................         --
Science & Technology Fund...................................      1,847
Aggressive Growth LifeStage Fund............................         --
Moderate Growth LifeStage Fund..............................         --
Conservative Growth LifeStage Fund..........................         --

NOTE 10. DIRECTORS' RETIREMENT PLAN

       The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%.

                                                   RETIREMENT PLAN   RETIREMENT PLAN
                                                      LIABILITY          EXPENSE
                                                   ---------------   ---------------
Biotech/Health Fund..............................       $2,629            $1,447
Tax Managed Equity Fund..........................        7,269             2,160
Stock Index Fund.................................          494               494
Science & Technology Fund........................          226               226

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 11. COMMITMENTS AND CONTINGENCIES

       The SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the year ended October 31, 2002, the Biotech/Health Fund had borrowings outstanding for 50 days under the line of credit and incurred $15,168 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $3,899,439 at a weighted average interest rate of 2.80%.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Strategic Investment Series, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Biotech/Health Fund, Tax Managed Equity Fund, SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund (constituting the SunAmerica Strategic Investment Series, Inc., hereafter referred to as the "Fund") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2002

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
DIRECTOR INFORMATION -- (UNAUDITED)

    The following table contains basic information regarding the Directors that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                       NUMBER OF
                                          TERM OF                                      FUNDS IN
                            POSITION    OFFICE AND                                       FUND                   OTHER
NAME,                      HELD WITH     LENGTH OF                                      COMPLEX             DIRECTORSHIPS
ADDRESS AND                SUNAMERICA      TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY              HELD BY
DATE OF BIRTH*              COMPLEX       SERVED           DURING PAST 5 YEARS        DIRECTOR(1)            DIRECTOR(2)
--------------             ----------   -----------   ------------------------------  -----------   ------------------------------
S. James Coppersmith       Director     17 years      Retired; formerly, President        45        Director of BJ's Wholesale
DOB: February 21, 1933                                and General Manager, WCVB-TV,                 Club, Inc.; Member of Board of
                                                      a division of the Hearst Corp.                Governors of the Boston Stock
                                                      (1982 to 1994);                               Exchange.
                                                      Director/Trustee of SunAmerica
                                                      Mutual Funds ("SAMF") and
                                                      Anchor Series Trust ("AST").

Dr. Judith L. Craven       Director     1 year        Retired Administrator;              75        Director, Compaq Computer
DOB: October 6, 1945                                  Trustee, VALIC Company I                      Corporation (1992 to present);
                                                      (November 1998 to present);                   Director, A.G. Belo
                                                      Director, VALIC Company II,                   Corporation (1992 to present);
                                                      (August 1998 to present);                     Director, Sysco Corporation
                                                      Director of SunAmerica Senior                 (1996 to present); Director,
                                                      Floating Rate Fund ("SASFRF"),                Luby's Inc. (1998 to present);
                                                      President, United Way of the                  Director, University of Texas
                                                      Texas Gulf Coast (1992-1998).                 Board of Regents (May 2001 to
                                                                                                    present); formerly, Director,
                                                                                                    Cypress Tree Senior Floating
                                                                                                    Rate Fund, Inc. (June 2000 to
                                                                                                    May 2001); formerly, Director,
                                                                                                    Houston Branch of the Federal
                                                                                                    Reserve Bank of Dallas
                                                                                                    (1992-2000); formerly, Board
                                                                                                    Member, Sisters of Charity of
                                                                                                    the Incarnate Word
                                                                                                    (1996-1999).

William F. Devin           Director     1 year        Director/Trustee of SASFRF;         75        Member of the Board of
DOB: December 30, 1938                                VALIC Company I and VALIC                     Governors, Boston Stock
                                                      Company II.                                   Exchange (1985-Present);
                                                                                                    formerly, Executive Vice
                                                                                                    President, Fidelity Capital
                                                                                                    Markets, a division of
                                                                                                    National Financial Services
                                                                                                    Corporation (1966-1996);
                                                                                                    formerly, Director, Cypress
                                                                                                    Tree Senior Floating Rate
                                                                                                    Fund, Inc. (October 1997-May
                                                                                                    2001).

Samual M.. Eisenstat       Chairman     16 years      Attorney, solo practitioner;        46        Director of North European Oil
DOB: March 7, 1940         of the                     Chairman of the Boards of                     Royalty Trust.
                           Board                      Directors/Trustees of SAMF &
                                                      AST; Director of SASFRF.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
DIRECTOR INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                       NUMBER OF
                                          TERM OF                                      FUNDS IN
                            POSITION    OFFICE AND                                       FUND                   OTHER
NAME,                      HELD WITH     LENGTH OF                                      COMPLEX             DIRECTORSHIPS
ADDRESS AND                SUNAMERICA      TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY              HELD BY
DATE OF BIRTH*              COMPLEX       SERVED           DURING PAST 5 YEARS        DIRECTOR(1)            DIRECTOR(2)
--------------             ----------   -----------   ------------------------------  -----------   ------------------------------
Stephen J. Gutman          Director     17 years      Partner and Managing Member of      46        None
DOB: May 10, 1943                                     B.B. Associates LLC (menswear
                                                      specialty retailing and other
                                                      activities) since 1988;
                                                      Director/Trustee of SAMF, AST
                                                      and SASFRF.

Peter A. Harbeck(3)        Director     7 years       Director and President of the       83        None
DOB: January 23, 1954                                 Advisor, since 1995; Director,
                                                      AIG Financial Advisor
                                                      Services, Inc. ("AIGFAS")
                                                      since 2000; Director,
                                                      SunAmerica Capital Services,
                                                      Inc. ("SACS"), since 1993;
                                                      Director and President,
                                                      SunAmerica Fund Services, Inc.
                                                      ("SAFS"), since 1988;
                                                      Director/ Trustee, SAMF, AST
                                                      and SASFRF; Director, VALIC
                                                      Company I and VALIC
                                                      Company II, since October
                                                      2001.

Sebastiano Sterpa          Director     10 years      Founder and Chairman of the         37        Director, Real Estate Business
DOB: July 18, 1929                                    Board of the Sterpa Group                     Service and Countrywide
                                                      (real estate) since 1962;                     Financial.
                                                      Director/ Trustee of SAMF.

------------
* The business address for each Director is the Haborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment
    Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (19 portfolios).

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3) Interested Director, as defined in the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

    Certain tax information regarding the SunAmerica Strategic Investment Series, Inc.; is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended October 31, 2002. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 2003.

    During the year ended October 31, 2002 the Funds paid the following dividends:

                                                              NET LONG-TERM
                                                              CAPITAL GAINS
                                                              -------------
Biotech/Health Fund.........................................     --
Tax Managed Equity Fund.....................................     --
Stock Index Fund............................................     --
Science & Technology Fund...................................     --
Aggressive Growth LifeStage Fund............................     --
Moderate Growth LifeStage Fund..............................     --
Conservative Growth LifeStage Fund..........................     --

    For the year ended October 31, 2002, 100% of the dividends paid from ordinary income by Stock Index Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund and Conservative Growth LifeStage Fund, qualified for the 70% dividends received deduction for corporations.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Strategic Investment Series, Inc. Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Strategic Investment Series, Inc. Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

BIOTECH/HEALTH FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CLASS A  CLASS B  CLASS II  AMEX BIOTECH INDEX
6/14/2000   $9,427  $10,000    $9,897             $10,000
6/00       $10,166  $10,784   $10,673             $11,024
7/00        $9,879  $10,464   $10,364             $10,121
8/00       $11,953  $12,656   $12,534             $13,233
9/00       $12,451  $13,176   $13,056             $13,172
10/00      $12,036  $12,736   $12,613             $12,563
11/00       $9,940  $10,504   $10,404              $9,932
12/00      $10,115  $10,690   $10,579             $10,855
1/01        $9,485  $10,014    $9,919             $10,698
2/01        $9,171   $9,680    $9,588             $10,131
3/01        $8,117   $8,562    $8,482              $8,047
4/01        $8,880   $9,363    $9,274              $9,720
5/01        $9,297   $9,797    $9,704             $10,309
6/01        $9,603  $10,114   $10,018             $10,468
7/01        $8,738   $9,196    $9,109              $9,065
8/01        $8,888   $9,354    $9,266              $9,131
9/01        $8,235   $8,662    $8,581              $7,708
10/01       $8,675   $9,112    $9,027              $9,389
11/01       $9,336   $9,805    $9,712             $10,353
12/01       $9,187   $9,647    $9,555              $9,935
1/02        $8,258   $8,662    $8,581              $8,556
2/02        $8,117   $8,512    $8,440              $8,200
3/02        $8,463   $8,862    $8,787              $8,562
4/02        $7,252   $7,594    $7,524              $7,469
5/02        $6,764   $7,085    $7,020              $6,931
6/02        $6,379   $6,667    $6,607              $5,970
7/02        $6,245   $6,526    $6,466              $6,246
8/02        $5,820   $6,083    $6,029              $5,927
9/02        $5,742   $6,000    $5,946              $5,476
10/02       $5,993   $6,079    $6,202              $5,917


                        CLASS A               CLASS B              CLASS II
                     SEC                   SEC                   SEC
                   AVERAGE               AVERAGE               AVERAGE
BIOTECH/HEALTH     ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL   CUMULATIVE
     FUND          RETURN     RETURN+    RETURN     RETURN+    RETURN   RETURN+
1 Year Return      -34.87%    -30.92%    -34.07%    -31.32%    -32.65%  -31.29%
Since
Inception*         -19.35%    -36.42%    -18.87%    -37.41%    -18.18%  -37.33%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 6/14/00; Class B: 6/14/00; Class II: 6/14/00

For the 12 month period ending October 31, 2002, Biotech/Health Fund Class A returned -34.87%, Class B returned -34.07% and Class II returned -32.65%, compared to -37.00% for the AMEX Biotech Index. (Past performance is no guarantee of future results.)
As you can see in the adjacent graph, the Biotech/Health Fund has faced a most challenging period since its inception in June of 2000. The broader equity markets have been in a decline since March 2000 and investors have been seeking perceived safe havens since. Thus, the biotechnology/health sector has been kept under pressure by its high multiple/high volatility nature. Still, the sector's fundamentals have continued to improve throughout, and we continue to believe that the biotechnology/health sector is poised to be one of the next great growth prospects of the equity market.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX -- (CONTINUED)

Tax Managed Equity Fund seeks high total return, with a view toward minimizing the impact of taxes on investors' returns. As you can see in the graph below, the Fund's Class A, Class B and Class II shares have closely tracked the S&P 500 Index since the Fund's inception in March 1999 through October 31, 2002. Plus the Fund has successfully kept tax liability to a minimum, with no capital gains distributions to date since the inception of the Fund. Our manager's focus on after-tax wealth, not pre-tax returns, continues to differentiate it from most other traditionally managed mutual funds.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

TAX MANAGED EQUITY FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CLASS A  CLASS B  CLASS II  S&P 500 INDEX (DIVIDENDS REINVESTED)
3/1/1999   $9,427  $10,000    $9,897                               $10,000
3/99       $9,842  $10,440   $10,333                               $10,400
4/99      $10,324  $10,944   $10,823                               $10,803
5/99      $10,091  $10,680   $10,578                               $10,548
6/99      $10,581  $11,192   $11,085                               $11,133
7/99      $10,204  $10,792   $10,689                               $10,786
8/99      $10,068  $10,640   $10,538                               $10,732
9/99       $9,759  $10,304   $10,214                               $10,439
10/99     $10,294  $10,864   $10,768                               $11,099
11/99     $10,535  $11,120   $11,013                               $11,325
12/99     $10,950  $11,552   $11,449                               $11,991
1/00      $10,716  $11,304   $11,196                               $11,389
2/00      $10,626  $11,200   $11,093                               $11,173
3/00      $11,561  $12,176   $12,067                               $12,267
4/00      $10,943  $11,512   $11,409                               $11,897
5/00      $10,596  $11,144   $11,045                               $11,653
6/00      $10,837  $11,392   $11,291                               $11,941
7/00      $10,837  $11,392   $11,291                               $11,754
8/00      $11,471  $12,048   $11,932                               $12,484
9/00      $10,965  $11,512   $11,401                               $11,825
10/00     $10,965  $11,504   $11,401                               $11,775
11/00     $10,113  $10,600   $10,507                               $10,847
12/00     $10,128  $10,616   $10,523                               $10,900
1/01      $10,475  $10,976   $10,879                               $11,286
2/01       $9,472   $9,920    $9,834                               $10,257
3/01       $8,824   $9,232    $9,153                                $9,608
4/01       $9,517   $9,944    $9,857                               $10,354
5/01       $9,608  $10,040    $9,952                               $10,424
6/01       $9,382   $9,800    $9,707                               $10,170
7/01       $9,306   $9,712    $9,628                               $10,070
8/01       $8,786   $9,168    $9,089                                $9,439
9/01       $8,183   $8,528    $8,456                                $8,677
10/01      $8,326   $8,680    $8,599                                $8,843
11/01      $8,974   $9,344    $9,264                                $9,521
12/01      $9,035   $9,408    $9,327                                $9,604
1/02       $8,733   $9,088    $9,010                                $9,464
2/02       $8,529   $8,872    $8,797                                $9,282
3/02       $8,876   $9,224    $9,145                                $9,631
4/02       $8,198   $8,520    $8,440                                $9,047
5/02       $8,190   $8,504    $8,432                                $8,980
6/02       $7,609   $7,896    $7,823                                $8,340
7/02       $7,006   $7,264    $7,205                                $7,690
8/02       $7,081   $7,344    $7,276                                $7,741
9/02       $6,282   $6,504    $6,445                                $6,900
10/02      $6,787   $6,821    $6,968                                $7,507


                        CLASS A               CLASS B              CLASS II
                     SEC                   SEC                   SEC
                   AVERAGE               AVERAGE               AVERAGE
  TAX MANAGED      ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL   CUMULATIVE
  EQUITY FUND      RETURN     RETURN+    RETURN     RETURN+    RETURN   RETURN+
1 Year Return      -23.14%    -18.48%    -22.23%    -18.99%    -20.58%  -18.97%
Since
Inception*         -10.02%    -28.00%     -9.90%    -29.68%     -9.38%  -29.60%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 3/01/99; Class B: 3/01/99; Class II: 3/01/99

For the 12 month period ending October 31, 2002, Tax Managed Equity Fund Class A returned -23.14%, Class B returned -22.23% and Class II returned -20.58%, compared to -15.11% for the S&P 500 Index. (Past performance is no guarantee of future results.)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX -- (CONTINUED)

As you can see in the graph below, the Stock Index Fund's Class A shares have successfully met the mandate of returns similar to the total return of the S&P 500 Index from the Fund's inception in November 1998 through October 31, 2002. The slight difference is attributed to the fact that benchmark returns do not reflect expenses that have been deducted from the Fund's return. Because the Fund seeks to replicate the Index, investors in the Fund generally know what stocks the Fund holds, so your financial adviser can devise an effective asset allocation that best meets your investment objectives. Investors cannot invest directly in an index.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

STOCK INDEX FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CLASS A  S&P 500 INDEX (DIVIDENDS REINVESTED)
11/2/1998   $9,425                               $10,000
11/98       $9,925                               $10,606
12/98      $10,477                               $11,217
1/99       $10,894                               $11,685
2/99       $10,555                               $11,323
3/99       $10,970                               $11,775
4/99       $11,389                               $12,231
5/99       $11,172                               $11,943
6/99       $11,777                               $12,605
7/99       $11,415                               $12,213
8/99       $11,358                               $12,152
9/99       $11,026                               $11,819
10/99      $11,721                               $12,567
11/99      $11,930                               $12,823
12/99      $12,612                               $13,577
1/00       $11,978                               $12,895
2/00       $11,738                               $12,651
3/00       $12,881                               $13,889
4/00       $12,475                               $13,471
5/00       $12,215                               $13,194
6/00       $12,494                               $13,520
7/00       $12,282                               $13,309
8/00       $13,039                               $14,135
9/00       $12,345                               $13,389
10/00      $12,297                               $13,332
11/00      $11,324                               $12,281
12/00      $11,361                               $12,341
1/01       $11,751                               $12,779
2/01       $10,678                               $11,614
3/01       $10,005                               $10,878
4/01       $10,776                               $11,723
5/01       $10,834                               $11,802
6/01       $10,571                               $11,515
7/01       $10,454                               $11,401
8/01        $9,791                               $10,688
9/01        $9,001                                $9,825
10/01       $9,157                               $10,012
11/01       $9,879                               $10,780
12/01       $9,979                               $10,875
1/02        $9,793                               $10,716
2/02        $9,597                               $10,509
3/02        $9,950                               $10,905
4/02        $9,342                               $10,243
5/02        $9,273                               $10,168
6/02        $8,606                                $9,444
7/02        $7,929                                $8,707
8/02        $7,968                                $8,765
9/02        $7,104                                $7,812
10/02       $7,722                                $8,500


                      CLASS A               CLASS B               CLASS II
                   SEC                   SEC                   SEC
                 AVERAGE               AVERAGE               AVERAGE
  STOCK INDEX    ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE
     FUND        RETURN     RETURN+    RETURN     RETURN+    RETURN     RETURN+
1 Year Return    -20.49%    -15.67%    -19.62%    -16.28%    -17.70%    -16.06%
Since
Inception*        -6.27%    -18.06%     -6.39%    -20.85%    -20.94%    -41.05%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 11/2/98; Class B: 11/2/98; Class II: 7/17/00

For the 12 month period ending October 31, 2002, Stock Index Fund Class A returned -20.49%, Class B returned -19.62% and Class II returned -17.70%, compared to -15.11% for the S&P 500 Index. (Past performance is no guarantee of future results.)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX -- (CONTINUED)

Science & Technology Fund offers shareholders aggressive participation in the long-term growth potential of companies in the science and technology industries. As you can see in the graph below, the Fund has faced an extremely challenging period since its inception in March 2000, underperforming the S&P 500 Index. Still, the Fund outperformed its Lipper and Morningstar category averages for the twelve months ended October 31, 2002 -- a fact worth noting during a highly volatile period for the equity markets in general and for science and technology stocks in particular.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

SCIENCE & TECHNOLOGY FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CLASS A  S&P 500 INDEX (DIVIDENDS REINVESTED)
3/1/2000   $9,425                               $10,000
3/00       $9,387                               $10,978
4/00       $8,426                               $10,648
5/00       $7,399                               $10,429
6/00       $8,238                               $10,687
7/00       $7,889                               $10,520
8/00       $9,350                               $11,173
9/00       $8,247                               $10,583
10/00      $7,615                               $10,538
11/00      $5,598                                $9,708
12/00      $5,683                                $9,755
1/01       $6,362                               $10,101
2/01       $4,392                                $9,180
3/01       $3,600                                $8,599
4/01       $4,703                                $9,267
5/01       $4,430                                $9,329
6/01       $4,222                                $9,102
7/01       $3,940                                $9,012
8/01       $3,318                                $8,448
9/01       $2,573                                $7,766
10/01      $2,997                                $7,914
11/01      $3,459                                $8,521
12/01      $3,450                                $8,596
1/02       $3,346                                $8,470
2/02       $2,922                                $8,307
3/02       $3,186                                $8,619
4/02       $2,762                                $8,097
5/02       $2,630                                $8,037
6/02       $2,319                                $7,465
7/02       $2,083                                $6,883
8/02       $2,064                                $6,928
9/02       $1,725                                $6,175
10/02      $2,045                                $6,719


                        CLASS A               CLASS B              CLASS II            CLASS I
                     SEC                   SEC                   SEC                 SEC
   SCIENCE &       AVERAGE               AVERAGE               AVERAGE             AVERAGE
  TECHNOLOGY       ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL   CUMULATIVE ANNUAL   CUMULATIVE
     FUND          RETURN     RETURN+    RETURN     RETURN+    RETURN   RETURN+    RETURN   RETURN+
1 Year Return      -35.31%    -31.45%    -34.57%    -31.85%    -33.36%  -32.03%    -31.35%  -31.35%
Since
Inception*         -44.83%    -78.30%    -44.52%    -78.60%    -45.91%  -75.47%    -43.49%  -78.20%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 3/01/00; Class B: 3/01/00; Class II: 7/12/00; Class I: 3/01/00

For the 12 month period ending October 31, 2002, Science & Technology Fund Class A returned -35.31%, Class B returned -34.57%, Class II returned -33.36% and Class I returned -31.35%, compared to -15.11% for the S&P 500 Index. (Past performance is no guarantee of future results.)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX -- (CONTINUED)

Aggressive Growth LifeStage Fund maintains significant equity exposure and limited fixed income exposure in its search for capital appreciation. As you can see in the graph below, since the Fund's inception in November 1998 through October 31, 2002, the Fund's Class A shares have closely tracked the performance of both the S&P 500 Index and the blended benchmark, which takes into account the Fund's investment in both stock and bond mutual funds. Such performance is particularly notable during a period of high volatility in the equity markets. The LifeStage Funds encourage investors to maintain their long-term strategic asset allocation, which may be difficult during times of market unrest.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

AGGRESSIVE GROWTH LIFESTAGE FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CLASS A  BLENDED BENCHMARK**  S&P 500 INDEX (DIVIDENDS REINVESTED)
11/2/1998   $9,425              $10,000                               $10,000
11/98       $9,755              $10,543                               $10,606
12/98      $10,173              $11,089                               $11,217
1/99       $10,371              $11,353                               $11,685
2/99        $9,956              $10,944                               $11,323
3/99       $10,277              $11,339                               $11,775
4/99       $10,732              $11,810                               $12,231
5/99       $10,600              $11,480                               $11,943
6/99       $11,138              $11,974                               $12,605
7/99       $11,104              $11,809                               $12,213
8/99       $10,952              $11,747                               $12,152
9/99       $10,886              $11,591                               $11,819
10/99      $11,280              $12,183                               $12,567
11/99      $11,981              $12,554                               $12,823
12/99      $13,114              $13,449                               $13,577
1/00       $12,699              $12,868                               $12,895
2/00       $13,320              $13,158                               $12,651
3/00       $13,813              $13,811                               $13,889
4/00       $13,072              $13,157                               $13,471
5/00       $12,637              $12,778                               $13,194
6/00       $13,437              $13,295                               $13,520
7/00       $13,141              $12,992                               $13,309
8/00       $14,095              $13,652                               $14,135
9/00       $13,631              $13,080                               $13,389
10/00      $13,115              $12,832                               $13,332
11/00      $11,984              $11,902                               $12,281
12/00      $12,509              $12,168                               $12,341
1/01       $12,534              $12,489                               $12,779
2/01       $11,476              $11,496                               $11,614
3/01       $10,695              $10,807                               $10,878
4/01       $11,476              $11,568                               $11,723
5/01       $11,350              $11,548                               $11,802
6/01       $11,186              $11,309                               $11,515
7/01       $10,922              $11,161                               $11,401
8/01       $10,456              $10,664                               $10,688
9/01        $9,561               $9,784                                $9,825
10/01       $9,851              $10,029                               $10,012
11/01      $10,405              $10,606                               $10,780
12/01      $10,572              $10,739                               $10,875
1/02       $10,267              $10,518                               $10,716
2/02       $10,076              $10,406                               $10,509
3/02       $10,534              $10,826                               $10,905
4/02       $10,153              $10,521                               $10,243
5/02       $10,102              $10,483                               $10,168
6/02        $9,466               $9,909                                $9,444
7/02        $8,679               $9,156                                $8,707
8/02        $8,628               $9,201                                $8,765
9/02        $7,853               $8,369                                $7,812
10/02       $8,208               $8,894                                $8,500


                        CLASS A               CLASS B              CLASS II            CLASS I
  AGGRESSIVE         SEC                   SEC                   SEC                 SEC
    GROWTH         AVERAGE               AVERAGE               AVERAGE             AVERAGE
   LIFESTAGE       ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL   CUMULATIVE ANNUAL   CUMULATIVE
     FUND          RETURN     RETURN+    RETURN     RETURN+    RETURN   RETURN+    RETURN   RETURN+
1 Year Return      -21.49%    -16.68%    -20.61%    -17.31%    -18.83%  -17.18%    -16.52%  -16.52%
Since
Inception*          -4.82%    -12.91%     -4.32%    -14.24%    -20.42%  -39.24%     -3.33%  -12.67%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 11/02/98; Class B: 11/02/98; Class II: 8/10/00;
Class I: 11/02/98

** The Blended Index is comprised of the Lehman Aggregate (10%), EAFE (25%) and the Wilshire 5000 (65%).

For the 12 month period ending October 31, 2002, Aggressive Growth LifeStage Fund Class A returned -21.49%, Class B returned -20.61%, Class II returned -18.83% and Class I returned -16.52%, compared to -15.11% for the S&P 500 Index and -11.31% for the Aggressive Growth LifeStage Blended Benchmark Index. (Past performance is no guarantee of future results.)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX -- (CONTINUED)

Moderate Growth LifeStage Fund maintains equity exposure balanced by longer-duration bonds to mitigate extreme price volatility. As you can see in the graph below, since the Fund's inception in November 1998 through October 31, 2002, the Fund's Class A shares have outperformed the performance of the S&P 500 Index. Also, the Fund has closely tracked the performance of the blended benchmark, which takes into account the Fund's investment in both stock and bond mutual funds. Such performance is particularly notable during a period of high volatility in the financial markets. The LifeStage Funds encourage investors to maintain their long-term strategic asset allocation, which may be difficult during times of market unrest.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MODERATE GROWTH LIFESTAGE FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CLASS A LOAD  BLENDED BENCHMARK**  S&P 500 INDEX (DIVIDENDS REINVESTED)
11/2/1998        $9,425              $10,000                               $10,000
11/98            $9,717              $10,440                               $10,606
12/98           $10,145              $10,879                               $11,217
1/99            $10,313              $11,117                               $11,685
2/99             $9,916              $10,765                               $11,323
3/99            $10,190              $11,079                               $11,775
4/99            $10,595              $11,449                               $12,231
5/99            $10,491              $11,193                               $11,943
6/99            $10,898              $11,566                               $12,605
7/99            $10,788              $11,399                               $12,213
8/99            $10,617              $11,345                               $12,152
9/99            $10,541              $11,239                               $11,819
10/99           $10,858              $11,707                               $12,567
11/99           $11,306              $11,984                               $12,823
12/99           $12,038              $12,628                               $13,577
1/00            $11,693              $12,207                               $12,895
2/00            $12,087              $12,451                               $12,651
3/00            $12,609              $12,979                               $13,889
4/00            $12,135              $12,494                               $13,471
5/00            $11,868              $12,206                               $13,194
6/00            $12,372              $12,650                               $13,520
7/00            $12,233              $12,463                               $13,309
8/00            $12,951              $13,031                               $14,135
9/00            $12,625              $12,626                               $13,389
10/00           $12,299              $12,460                               $13,332
11/00           $11,548              $11,768                               $12,281
12/00           $11,964              $12,012                               $12,341
1/01            $12,070              $12,323                               $12,779
2/01            $11,434              $11,574                               $11,614
3/01            $10,905              $11,047                               $10,878
4/01            $11,423              $11,648                               $11,723
5/01            $11,387              $11,671                               $11,802
6/01            $11,258              $11,505                               $11,515
7/01            $11,164              $11,447                               $11,401
8/01            $10,858              $11,062                               $10,688
9/01            $10,199              $10,386                                $9,825
10/01           $10,446              $10,636                               $10,012
11/01           $10,811              $11,098                               $10,780
12/01           $10,911              $11,196                               $10,875
1/02            $10,661              $11,058                               $10,716
2/02            $10,530              $10,977                               $10,509
3/02            $10,863              $11,275                               $10,905
4/02            $10,565              $11,049                               $10,243
5/02            $10,542              $11,027                               $10,168
6/02            $10,017              $10,564                                $9,444
7/02             $9,398               $9,977                                $8,707
8/02             $9,422              $10,056                                $8,765
9/02             $8,802               $9,388                                $7,812
10/02            $9,112               $9,846                                $8,500


                        CLASS A               CLASS B              CLASS II            CLASS I
   MODERATE          SEC                   SEC                   SEC                 SEC
    GROWTH         AVERAGE               AVERAGE               AVERAGE             AVERAGE
   LIFESTAGE       ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL   CUMULATIVE ANNUAL   CUMULATIVE
     FUND          RETURN     RETURN+    RETURN     RETURN+    RETURN   RETURN+    RETURN   RETURN+
1 Year Return      -17.77%    -12.77%    -16.83%    -13.38%    -15.09%  -13.37%    -12.66%  -12.66%
Since
Inception*          -2.30%    -3.32%      -1.76%    -4.55%     -14.00%  -28.65%     -0.79%   -3.11%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 11/02/98; Class B: 11/02/98; Class II: 7/12/00;
Class I: 11/02/98

** The Blended Benchmark is comprised of the Lehman Aggregate (30%), EAFE (15%), and the Wilshire 5000 (55%).

For the 12 month period ending October 31, 2002, Moderate Growth LifeStage Fund Class A returned -17.77%, Class B returned -16.83%, Class II returned -15.09% and Class I returned -12.66%, compared to -15.11% for the S&P 500 Index and -7.43% for the Moderate Growth LifeStage Blended Benchmark Index. (Past performance is no guarantee of future results.)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX -- (CONTINUED)

Conservative Growth LifeStage Fund seeks dividend income and relative price stability with limited equity exposure and greater fixed income exposure. As you can see in the graph below, since the Fund's inception in November 1998 through October 31, 2002, the Fund's Class A shares have outperformed the performance of the S&P 500 Index. Also, the Fund has closely tracked the performance of the blended benchmark, which takes into account the Fund's investment in both stock and bond mutual funds. Such performance is particularly notable during a period of high volatility in the financial markets. The LifeStage Funds encourage investors to maintain their long-term strategic asset allocation, which may be difficult during times of market unrest.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CONSERVATIVE GROWTH LIFESTAGE FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CLASS A LOAD  BLENDED BENCHMARK**  S&P 500 INDEX (DIVIDENDS REINVESTED)
11/2/1998        $9,425              $10,000                               $10,000
11/98            $9,680              $10,334                               $10,606
12/98           $10,050              $10,660                               $11,217
1/99            $10,214              $10,860                               $11,685
2/99             $9,854              $10,562                               $11,323
3/99            $10,082              $10,797                               $11,775
4/99            $10,419              $11,067                               $12,231
5/99            $10,296              $10,871                               $11,943
6/99            $10,619              $11,124                               $12,605
7/99            $10,496              $10,977                               $12,213
8/99            $10,363              $10,935                               $12,152
9/99            $10,305              $10,887                               $11,819
10/99           $10,584              $11,230                               $12,567
11/99           $10,910              $11,419                               $12,823
12/99           $11,426              $11,838                               $13,577
1/00            $11,133              $11,552                               $12,895
2/00            $11,410              $11,755                               $12,651
3/00            $11,866              $12,162                               $13,889
4/00            $11,567              $11,827                               $13,471
5/00            $11,408              $11,628                               $13,194
6/00            $11,766              $12,001                               $13,520
7/00            $11,706              $11,912                               $13,309
8/00            $12,251              $12,370                               $14,135
9/00            $12,047              $12,118                               $13,389
10/00           $11,813              $12,028                               $13,332
11/00           $11,313              $11,587                               $12,281
12/00           $11,644              $11,815                               $12,341
1/01            $11,818              $12,101                               $12,779
2/01            $11,354              $11,599                               $11,614
3/01            $11,006              $11,238                               $10,878
4/01            $11,354              $11,665                               $11,723
5/01            $11,354              $11,716                               $11,802
6/01            $11,273              $11,617                               $11,515
7/01            $11,273              $11,650                               $11,401
8/01            $11,075              $11,397                               $10,688
9/01            $10,623              $10,941                                $9,825
10/01           $10,878              $11,195                               $10,012
11/01           $11,099              $11,510                               $10,780
12/01           $11,149              $11,566                               $10,875
1/02            $10,960              $11,503                               $10,716
2/02            $10,900              $11,466                               $10,509
3/02            $11,078              $11,631                               $10,905
4/02            $10,900              $11,512                               $10,243
5/02            $10,912              $11,515                               $10,168
6/02            $10,533              $11,189                                $9,444
7/02            $10,107              $10,789                                $8,707
8/02            $10,189              $10,905                                $8,765
9/02             $9,751              $10,440                                $7,812
10/02            $9,988              $10,796                                $8,500


                        CLASS A               CLASS B              CLASS II            CLASS I
 CONSERVATIVE        SEC                   SEC                   SEC                 SEC
    GROWTH         AVERAGE               AVERAGE               AVERAGE             AVERAGE
   LIFESTAGE       ANNUAL     CUMULATIVE ANNUAL     CUMULATIVE ANNUAL   CUMULATIVE ANNUAL   CUMULATIVE
     FUND          RETURN     RETURN+    RETURN     RETURN+    RETURN   RETURN+    RETURN   RETURN+
1 Year Return      -13.44%    -8.18%     -12.40%    -8.80%     -10.54%  -8.78%      -8.05%   -8.05%
Since
Inception*          -0.03%     5.97%       0.47%     4.43%      -8.18%  -16.88%      1.50%    6.13%

+ Cumulative returns do not include sales load.

* Commencement of Operations - Class A: 11/02/98; Class B: 11/02/98; Class II: 7/20/00;
Class I: 11/02/98

** The Blended Index is comprised of the Lehman Aggregate (50%), EAFE (8%) and the Wilshire 5000 (42%).

For the 12 month period ending October 31, 2002, Conservative Growth LifeStage Fund Class A returned -13.44%, Class B returned -12.40%, Class II returned -10.54% and Class I returned -8.05%, compared to -15.11% for the S&P 500 Index and -3.56% for the Conservative Growth LifeStyle Blended Benchmark Index. (Past performance is no guarantee of future results.)

[LOGO]  AIG SunAmerica
            Mutual Funds


SUNAMERICA ASSET MANAGEMENT CORP.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992


DIRECTORS/TRUSTEES

     S. James Coppersmith
     Dr. Judith L. Craven
     William F. Devin
     Samuel M. Eisenstat, Esq.
     Stephen J. Gutman
     Peter A. Harbeck
     Sebastiano Sterpa

OFFICERS
     Robert M. Zakem, President
     Donna M. Handel, Treasurer
     Vacant, Secretary
     Brian P. Clifford, Vice President
     J. Steven Neamtz, Vice President
     Steven Schoepke, Vice President
     Abbe P. Stein, Vice President
        and Assistant Secretary
     Laura E. Filippone, Assistant Treasurer
     Gregory R. Kingston, Vice President
        and Assistant Treasurer
     Donald H. Guire, Assistant Treasurer


INVESTMENT ADVISER
     SunAmerica Asset Management Corp.
     Harborside Financial Center
     3200 Plaza 5
     Jersey City, NJ 07311-4992

DISTRIBUTOR
     SunAmerica Capital Services, Inc.
     Harborside Financial Center
     3200 Plaza 5
     Jersey City, NJ 07311-4992

SHAREHOLDER SERVICING AGENT
     SunAmerica Fund Services, Inc.
     Harborside Financial Center
     3200 Plaza 5
     Jersey City, NJ 07311-4992

CUSTODIAN AND TRANSFER AGENT
     State Street Bank and Trust Company
     P.O. Box 219373
     Kansas City, MO 64121

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.



Distributed by:
SunAmerica Capital Services, Inc.



SIANN-10/02